                                              File No. 811-9104

As filed with the Securities and Exchange Commission on December 29, 1995

            U.S SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM N-2

          (X)  REGISTRATION STATEMENT UNDER THE INVESTMENT
               COMPANY ACT OF 1940


             WHITEROCK PORTFOLIO INVESTORS, L.L.C.
      (Exact Name of Registrant as Specified in Charter)


                      700 N.E. Multnomah
                          Suite 1600
                 Portland, Oregon  97232-4116
     (Address of Principal Executive Offices)  (Zip Code)


                        (503) 731-2000
     (Registrant's Telephone Number, including Area Code)


                    Lawrence J. Hass, Esq.
               Paul, Hastings, Janofsky & Walker
             1299 Pennsylvania Avenue, Tenth Floor
                    Washington, D.C. 20004
            (Name and Address of Agent for Service)


                          Copies to:
                        John P. Grayken
                    c/o Brazos GenPar, Inc.
                     600 East Las Colinas Boulevard, Suite 460
                     Irving, Texas  75039

             WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                           FORM N-2
                     CROSS REFERENCE SHEET


Part A
Item No.            Caption             Prospectus Caption

1.        Cover Page . . . . . . . . . . . . . . . . .  Not
applicable

2.        Inside Front and Outside Back
          Cover Page . . . . . . . . . . . . . . . . .
Not applicable

3.        Fee Table and Synopsis . . . . . . . . . . .   Fee
                                                        Table and

                                                        Synopsis; Expense

                                                        Information

4.        Financial Highlights . . . . . . . . . . . .  Not
Applicable

5.        Plan of Distribution . . . . . . . . . . . .  Not
Applicable

6.        Selling Shareholders . . . . . . . . . . . .  Not
Applicable

7.        Use of Proceeds  . . . . . . . . . . . . . .  Not
Applicable

8.        General Description of the
          Registrant . . . . . . . . . . . . . . . . .
                                                        General Description of the

                                                        Registrant; General;

                                                        Investment Objectives and

                                                        Policies; Risk Factors;
                                                        Other
                                                        Policies

9.        Management . . . . . . . . . . . . . . . . .
Management; General

10.       Capital Stock, Long-Term
          Debt, and Other Securities . . . . . . . . .
                                                        Membership Units; Long-Term Debt; General;
                                                        Taxes;
                                                        Outstanding

                                                        Securities; Securities
                                                        Ratings

11.       Defaults and Arrears on
          Senior Securities . . . . . . . . . . . . . . Not
Applicable

12.       Legal Proceedings . . . . . . . . . . . . . . Not
Applicable

13.       Table of Contents of
          Statement of Additional
          Information   . . . . . . . . . . . . . . . . Not
Applicable

Part B
Item No.                                Statement of Additional
                                        Information Caption

14.       Cover Page    . . . . . . . . . . . . . . . . Not
Applicable

15.       Table of Contents . . . . . . . . . . . . . . Not
Applicable

16.       General Information and
          History  . . . . . . . . . . . . . . . . . . .
General Description
                                        of the Registrant
17.       Investment Objective and
          Policies . . . . . . . . . . . . . . . . . . .
Investment Objective and
Policies; Risk Factors

18.       Management . . . . . . . . . . . . . . . . . .
Management

19.       Control Persons and Principal
          Holders of Securities  . . . . . . . . . . . .
Control Persons and
Principal Holders of Units

20.       Investment Advisory and Other
          Services  . . . . . . . . . . . . . . . . . . .
Management

21.       Brokerage Allocation and Other
          Practices . . . . . . . . . . . . . . . . . . .
Brokerage Allocation and
Other Practices

22.       Tax Status  . . . . . . . . . . . . . . . . . .
Tax Status

23.       Financial Statements  . . . . . . . . . . . . .
Not Applicable


Part C
Item No.

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.

                            PART A

ITEM 1.   COVER PAGE

          Not Applicable.

ITEM 2.   INSIDE FRONT AND OUTSIDE BACK COVER PAGE

          Not Applicable.

ITEM 3.   FEE TABLE AND SYNOPSIS

     1.   Expense Information

                          Shareholder Transaction Expenses0.00%

     Annual Expenses

                                         Management Fees* 0.15%
                      Interest Payments on Borrowed Funds 0.00%
          Other Expenses**. . . . . . . . . . . . . . . . . .
          . . . . . . . . . . 0.00%
                                  Total Annual Expenses   0.15%

                                   1    3    5     10
                                   year year year  year
          Example

You would pay the following
expenses on a $1,000 investment,             $1.58 $4.96
$8.68
$19.67
assuming a 5% annual return:


          The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in WhiteRock
Portfolio Investors, L.L.C. (the "Company") will bear directly or indirectly. THE
EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     * The Company is internally managed and, therefore, does not pay any fee for investment advisory services provided to it. An administrative fee equal on an annual basis to 0.15% of the aggregate cost of Company's assets, reduced by any distributions of capital made with respect to those assets, is paid to the Company's Administrator for providing various services to the Company.
This fee will be waived with respect to any investments made by the Company in entities affiliated with its Administrator (or entities affiliated with affiliates of the
Administrator).

     **   The Company will not incur "Other Expenses" because
all expenses
in excess of the annual administrative fee of 0.15% will be borne by the
Company's Administrator.

     2.   Not applicable.
     3.   Not applicable.

ITEM 4.   FINANCIAL HIGHLIGHTS
          Not applicable.

ITEM 5.   PLAN OF DISTRIBUTION
          Not applicable

ITEM 6.   SELLING SHAREHOLDERS
          Not applicable.

ITEM 7.   USE OF PROCEEDS
          Not applicable.

ITEM 8.   GENERAL DESCRIPTION OF THE REGISTRANT
     8.1  General
          The Company was formed as a limited liability company under the laws of the State of Delaware on September 29, 1995, and registered as a non-diversified, closed-end management investment company under the Investment
Company Act of 1940 ("Investment Company Act") on the same day by the filing of a notification of registration on Form N-8A (File No. 811-9104). Unless terminated earlier in accordance with the requirements of the Company's Limited
Liability Company Agreement ("Operating Agreement"), the Company will cease operations and terminate on August 31, 2002.
          Units of membership in the Company are offered only to certain eligible persons in an offering conducted in reliance on
Section 4(2) of the
Securities Act of 1933 ("Securities Act"). To participate in the offering, an offeree must either be an "accredited investor" as that term is defined in
Regulation D under the Securities Act, or a person (including a purchaser representative of such person) whom the Company has determined to be
"sophisticated" within the meaning of Rule 506(b)(ii) of Regulation D under the
Securities Act and who has access to all of the information about the Company that would be provided if the offering of units of membership in the Company were registered under the Securities Act.

          At time of formation, the Company had received commitments to contribute capital ("Capital Commitments") from 4 persons (such persons and all subsequent holders of Company units referred to hereafter as "Members"), and capital contributions from the initial Members equalling approximately $115,200.
As of the date of this registration statement, there were 47 beneficial owners of
Company units (including the initial Members), for a total value (including the contributions from the initial Members) equal to approximately $10,964,057.
Within 30 days of the filing date hereof, the Company expects to have at least another 53 beneficial owners of its units.
          The Company expects to draw down capital from time to time to make investments in accordance with its investment objective and policies. Each capital call effected by the Company will be expressed as a pro rata percentage of each Member's undrawn Capital Commitment to the Company. Upon settlement of each such capital call and at each subsequent closing to the extent that capital has been drawn down on or prior to the date of such closing, the Company will issue membership units at a value per unit equal to the fair market value of
Company assets, determined at a time within 48 hours before the issuance of such units, less any outstanding liabilities existing at that time, and divided by the total of all outstanding units determined at that time. Unfunded Capital
Commitments may be called by the Company at any time on not less than 10 days prior written notice in accordance with the terms thereof.
          If any Member fails to pay a capital call when due, the Managers of the Company (see definition of "Managers" in Item 9 under "Management") will give the Member immediate notice of default. If such Member fails to cure such default within three business days after receiving the notice of default from the
Company, the Managers may take such action as may be necessary, including enforcing the Capital Commitment in any court of competent jurisdiction. The
Managers may in their sole discretion elect instead to avail the Company of any other remedies afforded under Delaware law, including partial or complete forfeiture to the Company of the delinquent Member's units if the Company incurs damages as a result of the failure of such Member to perform. Before pursuing any such remedies, however, the other Members will be given an opportunity to contribute the amount of the defaulted Capital Commitment in proportion to their ownership percentages in the Company. Any Members so contributing will be entitled to treat the amounts contributed as a loan. Until they are fully repaid, such Members are entitled to all distributions to which the delinquent Member would have been entitled.

     8.2. Investment Objectives and Policies
          The investment objective of the Company is to seek high total returns by buying, selling, exchanging or otherwise acquiring, holding, trading, investing in, managing, and dealing in real estate-related investments, including investments in companies that deal in real estate. In pursuing its objectives, the
Company will focus primarily on acquiring, either directly or indirectly, and managing (and selling) distressed mortgage loan and owned real estate ("REO") portfolios, and high yield commercial mortgage-backed securities ("CMBS"). As a non-diversified investment company, the Company may invest substantially all of its assets in one or more companies that invest directly in the types of assets that satisfy the Company's investment objective and policies. No assurance can be given that the Company will achieve its investment objective.
          Initially, the Company will invest substantially all of its assets in
Brazos Fund, L.P. ("Fund"), a real estate investment limited partnership. The
Fund's investment objective is consistent with the investment objective of the
Company. In this regard, the Fund pursues its investment objective by investing mainly in distressed mortgage loans and REO property, as well as high-yield
CMBS.
          Interests in the Fund are offered only to persons who are
"accredited investors" within the meaning of Regulation D under the Securities
Act, unless otherwise agreed to by the Fund's General Partner, Brazos Principal
GenPar, L.P., a Delaware limited partnership. Brazos GenPar, Inc., a Delaware corporation which will serve as the Company's Administrator, is the general partner of Brazos Principal GenPar, L.P. The Fund is not registered under the
Investment Company Act in reliance on Section 3(c)(1) of that Act. The
Company will limit its holding of interests in the Fund to less than 10% of the value of partnership interests in the Fund.

     8.3. Risk Factors
          Investment in the Company may involve certain risks
and special
considerations, including those arising from the Company's
investment policies
and practices (including the nature of its investments), and from the structure of
the Company and restrictions applicable to its units.
          As noted, the Company intends to invest primarily,
either directly
or indirectly, in CMBS, including subordinated tranches of
such securities, and in
distressed mortgage loans and REO property.   As an investor
in such
subordinated CMBS, the Company will be the first in line among the debtholders of an issuer of CMBS having various tranches to bear the risk of loss from delinquencies and defaults experienced on the collateral. In addition, the
Company may be exposed to prepayment risk to the extent that the mortgage loans underlying specific mortgage-backed securities are prepayable. Generally, the value of mortgage-backed securities held by an investor could be significantly affected when, in a declining interest rate environment, early payments are made on outstanding mortgage loans. Prepayment risk may not be so significant in the case of CMBS, however, because commercial mortgage loans (which are the assets underlying CMBS) typically are not prepayable or are subject to prepayment penalties.
          The value of the Company's commercial mortgage loans and CMBS holdings will be affected by the rate of delinquencies and defaults experienced on the commercial mortgage loans and by the severity of loss incurred as a result of such defaults. The factors which may determine the rate of delinquencies, defaults and the resultant severity of loss include (i) economic and real estate market conditions, (ii) the term structure of the mortgage loans, and (iii) any limits to legal and financial recourse upon a default under the terms of the mortgage loan.
          An investor in the Company should recognize that the lower-rated or non-rated CMBS in which the Company will invest, directly or indirectly, have speculative characteristics and, thus, involve substantial financial risk. The prices of lower credit quality securities, which are commonly referred to as "junk bonds," have been found to be less sensitive to interest rate changes than more highly-rated investments, but more sensitive to adverse economic conditions or individual issuer developments. Securities rated lower than B by the rating organizations, including securities rated as low as D, generally may be regarded as having extremely poor prospects of ever attaining any real investment standing and may be in default. Existing credit supports and the owner's equity in the property may be insufficient to protect the Company from loss with respect to its holdings of such securities.
          An investor in the Company should be aware of the risk that may arise from holding illiquid assets of the types in which the Company intends to invest primarily. Such assets may be considered to be illiquid because they are subject to legal or contractual restrictions on disposition or because they lack a secondary trading market. Illiquid securities, such as subordinated CMBS, may be difficult, or require a substantial period of time, to sell and generally may be sold only at a discount from comparable investments that are more liquid.
Illiquid securities may also be more difficult to value.
          Finally, an investor in the Company should be aware of the risk to which the Company may be exposed by not having a diversified portfolio of assets. As noted, because it intends to concentrate its investments in commercial real estate debt, the Company will be a non-diversified investment company and, therefore, will be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. In particular, developments in the commercial real estate debt financing and mortgage securitization industries may affect the value of the Company's commercial mortgage loan holdings and the Company's CMBS investments, as well as the ability of the
Company to conduct its operations in an efficient manner. Because membership interests in the Company may be transferred only with the prior written consent of the Board of Managers, a Member may be required to bear the economic risks of his or her investment until termination of the Company. The risks of diversification are further compounded to the extent the Company concentrates its investments in one or only a very few real estate investment companies, such as the Fund.
          The risks described above apply generally to the operations of both the Company and the Fund. Additional risks associated with the Fund include:
(1) operation on a significantly more leveraged basis than the Company, which will create additional exposure to increases in interest rates; (2) investment of a portion of its assets in mortgage loans that are in default or require restructuring before they can be repackaged into mortgage securities or otherwise liquidated, potentially requiring substantial time and expense or additional equity investments in the underlying property by third parties and may result in economic loss; (3) the Fund's ability to find sufficient mortgage loans with suitable investment characteristics in a competitive market;
(4) the ability of the
Fund to attract and retain qualified personnel; and (5) the Fund's ability to attract and retain qualified coinvestors.

     8.4. Other Policies
          Consistent with its investment objectives, policies and restrictions, the Company may also invest in the following types of assets:
(1)  U.S.
Government securities that have an effective duration at the time of purchase no greater than the effective duration of the two-year U.S. Treasury note, including
U.S. Treasury securities and securities issued by agencies or instrumentalities of the U.S. Government; (2) corporate debt securities that have an effective duration at the time of purchase no greater than the effective duration of the two-year U.S. Treasury note and that are rated in one of the four highest rating categories by a nationally recognized rating agency; and (3) short-term investments that have a remaining term to maturity at the time of purchase of no greater than one year, including commercial paper rated not lower than A-1 by Standard & Poor's Corporation or
P-1 by Moody's Investors Services, Inc., and other money market instruments of similar credit standing, noncontingent interest bearing deposits in banks chartered by or within the United States with long-term ratings at least A-, and money market mutual funds.
          The Company may engage in a very limited degree of borrowing.
Specifically, the Company may borrow money only for the following purposes:
(1) to effect its day-to-day operations using limited (under $10,000) short-term trade credit, (2) as needed to preserve the value of any investment previously made, as provided in the Operating Agreement, and (3) for any other proper purpose if authorized by a vote of a majority-in-interest of the Members. In no event, however, would any borrowing in the aggregate exceed 33 1/3% of the
Company's total assets (including the amount borrowed).
          The Company generally may make any other type of investment if consistent with the Company's investment objective and policies, but only to the extent any such investment has been approved by a majority-in-interest vote of the Members.

     8.5  Not applicable.

     8.6  Not applicable.

ITEM 9.   MANAGEMENT
     9.1. General.
     (a)  Board of Managers
          The business and affairs of the Company will be managed by a board of managers consisting of five Members of the Company ("Managers"). No more than 60% of the Managers at any time may be "interested persons" of the
Company, as that term is defined in Section 2(a)(19) of the Investment Company
Act. The Managers will be responsible for setting the general policies of the
Company, but will not be required to conduct the day-to-day business of the
Company.
          The Managers have delegated their rights and powers to manage the Company to various officers of the Company ("Officers"), subject to the
Managers' reservation of right with respect to certain major Company actions which an Officer generally may not undertake unless approved by the Managers or, in some cases, by majority-in-interest vote of the Members. In particular, an
Officer may not invest Company assets in any investment that exceeds in the aggregate $10,000 without first obtaining the approval of the Managers.

     (b)  Administration Agreement.  Under an Administration
Agreement
with the Company, Brazos GenPar, Inc. ("Administrator"), 600
East Las Colinas
Boulevard, Suite 460, Irving, Texas  75039, will provide
administrative services
to the Company, subject to the supervision of the Managers.
The Administrator
will furnish the Company with certain office facilities and
provide ordinary
clerical and bookkeeping services.  In addition to providing basic administrative
services to the Company, the Administrator will also serve as the Company's
transfer agent,
dividend disbursing agent and registrar.  In those capacities, the Administrator
will maintain certain financial and accounting books and
records pursuant to the
Administration Agreement with the Company.  Under the
Administration
Agreement, the Administrator has the discretion to enter into arrangements with
other qualified persons to provide transfer agent, dividend
disbursing and
registrar functions for the Company.
          For providing these services, the Administrator will
be paid an
annual fee equal to 0.15% of the aggregate cost of Company
assets, reduced by
any distributions of capital made to Members with respect to such assets.  This
fee is intended to cover all costs borne by the Administrator in connection with
performing its duties under the Administration Agreement,
including the costs of
preparing and delivering on behalf of the Company all SEC,
state or other
regulatory, and tax filings required to be sent to such bodies, as well as the costs of preparing and mailing periodic reports required to be sent to Company
Members.   The administrative fee will be waived with respect
to any
investments the Company makes in entities affiliated with the Administrator (or entities affiliated with affiliates of the Administrator), including any investments made by the Company in the Fund.

     (c)  Custodian.  The Company will maintain custody of its
assets in
accordance with the requirements of Rule 17f-2 under the
Investment Company
Act.  Pursuant to this Rule, the Managers have adopted a
resolution designating
Robert H. Gidel and Ellis Short to be the Officers of the
Company who shall have
joint access to the Company's assets.   Also in accordance
with Rule 17f-2, the
assets of the Company will be held in a segregated account at a bank whose
functions and physical
facilities are supervised by federal or state authority.  As required by the
Operating Agreement, such a bank will be selected by the
Company's
Administrator.   An independent public accountant selected by
the Company will
verify by actual examination the assets of the Company held at the bank three times a year, two of which examinations will be conducted without prior notice to the Company. The accountant will prepare a certificate stating that an examination has been made (and further describing the nature and extent of the examination) and will send this certificate, along with a Form N-17f-2, to the
SEC promptly after each examination.

     9.2. Not applicable.


     9.3. Control Persons.
          PacifiCorp Master Retirement Trust beneficially owns more than
25% of the voting securities of the Company.

ITEM 10.            MEMBERSHIP UNITS
     10.1. A Member's ownership interest in the Company will be divided into Units. Each unit will have an initial value of $20. The value of each unit thereafter will be based on the fair market value of the Company's assets, determined at the time within 48 hours of the time a Member makes a
Capital Contribution to the Company, less the then outstanding liabilities of the
Company, and divided by the total number of units outstanding at that time.
Each unit has equal voting, dividend,
distribution and liquidation rights. A unit entitles each Member to one vote per share on all matters subject to Member approval. When issued against payment therefor, each unit will be fully paid and nonassessable. No person has any liability for Company obligations by reason of owning units therein, although each person that subscribes for units is liable for the full amount of such subscription in accordance with and subject to the terms of the related Admission
Agreement.

          10.2.     Long-Term Debt.
               None.
          10.3.     General.
               None.
          10.4.     Taxes.  The Company will use its best
efforts to ensure that
the Company qualifies each year for taxation as a partnership for U.S. federal income tax purposes. In order to so qualify, the Company must satisfy certain tests. See discussion in Item 22.

          10.5.     Outstanding Securities.


                            Title of Class

     Units of
     Membership
     Interest
      Amount
                              Authorized

     No
     authorized
     amount
     Amount Held by
     Registrant or
     for its Account

                               None
     Amount
     Outstanding
     Exclusive of
     Amount Shown
     Under
     Previous Column

     548,203 units

          10.6.     Securities Ratings.
          None.

ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES
          11.1.     Not Applicable.
          11.2.     Not Applicable.

ITEM 12.  LEGAL PROCEEDINGS
          Not Applicable. The Company is not involved in any pending legal proceedings.


ITEM 13.  TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
          INFORMATION
          Not Applicable.

                            PART B

ITEM 14.       COVER PAGE
          Not Applicable.

ITEM 15.  TABLE OF CONTENTS
          Not Applicable.

ITEM 16.       GENERAL INFORMATION AND HISTORY
          The Company has no history.  See Item 8 - General
Description of
the Registrant, for general information about the Company.

ITEM 17.       INVESTMENT OBJECTIVE AND POLICIES
          See Item 8 - General Description of the Registrant for additional information.

ITEM 18.  MANAGEMENT
          The following individuals are the officers and
Managers of the
Company.   A brief statement of their present positions and
principal occupations
during the past five years is also provided.

     Name and Address              Position with WhiteRock

1.   J.T. Crandall                 Manager
     201 Main Street, Suite 3100
     Fort Worth, Texas 76102

2.   Robert F. Lanz           Manager*
     700 N.E. Multnomah, Ste. 1600
     Portland, Oregon 97232-4116

3.   Nori Gerardo                  Manager
     514 N.W. 11th Avenue, No. 203
     Portland, Oregon 97209

4.   William E. Peressini               Manager**
     700 N.E. Multnomah, Ste. 1600
     Portland, Oregon 97232-4116

5.   Brian M. Wirkkala             Manager**
     2107 N.E. 136th Avenue
     Vancouver, Washington 98684

6.   John P. Grayken               President and Treasurer
     1819 Westover Square Drive
     Fort Worth, Texas 76107

7.   Chris W. Mahowald             Vice President and
     4200 Lorraine Avenue          Assistant Treasurer
     Dallas, Texas 75205

8.   Ellis Short
     9995 Hollow Way               Vice President and
     Dallas, Texas 75220           Assistant Treasurer

9.   Robert H. Gidel               Vice President and
     5427 Edgehollow Place         Secretary
     Dallas, Texas 75287



     *    Denotes Managers who may be deemed to be "interested
persons"
of the Company.
     **   Messrs. Peressini and Wirkkala's recent election to
the Board of
Managers is still subject to their formal acceptance of Membership.

          Mr. Crandall, age 41, has served as Vice President and Chief
Financial Officer of Keystone, Inc. since October, 1986.

          Mr. Lanz is currently the Chief Investment Officer of the PacifiCorp
Master Retirement Trust.  He has been a Vice President of
PacifiCorp since 1980.
          Ms. Gerardo, age 39, has been an Investment
Consultant with
Pension Consulting Alliance, a firm based in Portland, Oregon, since 1988.
          Mr. Peressini is the Treasurer of PacifiCorp and the Chief Financial
Officer of PacifiCorp Financial Services, Inc. He has held various other positions at PacifiCorp and its affiliates during the last five years.
          Mr. Wirkkala is a Vice President and Treasurer of
Pacific Telecom,
Inc.  He has held this position during the past five years.
          Mr. Grayken, age 39, has been a principal of Brazos
Principal
GenPar, L.P. since March, 1995. He is also a principal of Keystone, Inc., a position he has held since July, 1990.
          Mr. Mahowald, age 34, has been a principal of Brazos
Principal
GenPar, L.P. since March, 1995. He is also a principal of Keystone, Inc., a position he has held since July, 1990.
          Mr. Short, age 35, has served in various capacities with Brazos
Asset Management, Inc. and Brazos Principal GenPar, L.P. since
June, 1993.
Before that, he was employed by General Electric and/or various of its affiliates from August, 1983 to June, 1993.
          Mr. Gidel, age 44, has been a principal at Brazos
Principal GenPar,
L.P. since March, 1995.  Mr. Gidel is also the President of
Brazos Asset
Management, Inc., a position he has held since July, 1993. From January, 1986 to June, 1993, Mr. Gidel served on the Board of Directors and was a Managing
Director of Alex Brown Kleinwort Benson Realty Advisors in
Baltimore.

          Each Manager is entitled to one vote on each matter requiring the
Managers to take any action or consent to the taking of any action.

     18.2.     Not applicable.

     18.3.     Not applicable.

     18.4.     Manager and Officer Compensation
          Neither the Managers nor any of the Officers will receive compensation from the Company for providing services to it.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF UNITS
     19.1. The PacifiCorp Master Retirement Trust, a trust established in connection with one or more retirement plans maintained by PacifiCorp or its affiliates, currently owns approximately 98.9% of the membership units in the
Company. The operations of the trust are governed by an Investment Committee and its Trustee is The Bank of New York. PacifiCorp is based in Portland,
Oregon and directly or through its affiliates engages in a variety of businesses, including electric, telecommunications, natural resources, and financial services.

     19.2.     See Item 19.1.

     19.3. The Managers and Officers as a group hold in the aggregate approximately 1.1% of the outstanding units of membership in the Company.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES
     20.1.     Not applicable.
     20.2.     Not applicable.
     20.3. Fees and Expenses Paid by Persons Other Than the Investment
               Adviser
          See Item 9.
     20.4.     See Item 9.
     20.5.     Not applicable.
     20.6 Not applicable.
     20.7.     KPMG Peat Marwick, 301 Commerce Street, Suite
2500, Fort
Worth, Texas, 76102, will serve as the Company's independent public accountant, providing audit services and other services related to the self-custody requirements of Rule 17f-2 under the Investment Company Act.


     20.8.     None.

ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES
     21.1. The Managers or any authorized Officer of the Company will, subject to the investment limitations and restrictions set forth herein, make all decisions to buy and sell securities for the Company. In selecting brokers or dealers to execute portfolio transactions on behalf of the Company, the Managers or any authorized Officer will seek the best terms available. In assessing the best overall terms available for any transaction, such persons will consider those factors which they deem relevant, including the breadth of the market in the security, the price of the security, the reliability, financial condition and execution capability of the broker or dealer, the size of and difficulty in executing the transaction, research services, and the reasonableness of the commission for the specific transaction.
          In selecting brokers or dealers to execute particular transactions, and in evaluating the best overall terms available, the Managers or any authorized Officer will consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934).  In this
regard, the Managers or an authorized Officer may cause the Company to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Managers or authorized Officer must determine in good faith, however, that such commission was reasonable in relating to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Managers or authorized Officer may, in the future, exercise investment discretion.
          The Company has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Although not presently contemplated, the Company may, subject to any applicable restrictions under the Investment Company Act, engage affiliates of the Managers or any authorized Officer from time to time to act as a broker or dealer in connection with the execution of the Company's portfolio transactions.
          Although the Operating Agreement contains no restrictions on portfolio turnover, it is not the Company's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Company will not exceed 400% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower.

     21.2.     None.
     21.3.     See response to Item 21.1.
     21.4.     None.
     21.5.     None.

ITEM 22.  TAX STATUS
          The following discussion, except as otherwise indicated, reflects provisions of the Internal Revenue Code of 1986, as amended ("Code") as of the date of this registration statement. In addition, the following discussion is a general summary of certain of the current federal income tax laws regarding the
Company and its Members, and does not purport to deal with all of the federal income tax consequences or any of the state or other tax considerations applicable to the Company or its Members. Prospective Members should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of investing in the Company, including the effects of any changes or proposed changes in the tax laws.
          Based on the advice of its legal counsel, the Company believes that it will be subject to taxation as a partnership under Subchapter K of the Code.
The Company has not applied for, and does not intend to apply for, a ruling from the Internal Revenue Service ("IRS") as to its status as a partnership for federal income tax purposes, and the advice of its counsel is not binding on the IRS. As a limited liability company taxable as a partnership, the Company is not directly liable for federal income taxes. Rather, each Member is taxed on such Member's distributive share of any income and gains derived by the Company as such amounts are earned, without regard to whether any such amounts are actually distributed to the Member.

ITEM 23.  FINANCIAL STATEMENTS
          Not Applicable.

                            PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)       Not Applicable.
(2)  (a)  Limited Liability Agreement.
     (b)  Not applicable.
     (c)  None.
     (d)  Not Applicable.
     (e)  None.
     (f)  None.
     (g)  None.
     (h)  None.
     (i)  None.
     (j)  None.
     (k)  Form of Administration Agreement.
     (l)  Not Applicable.
     (m)  None.
     (n)  Not Applicable.
     (o)  Not Applicable.
     (p)  Form of Admission Agreement.
     (q)  None.
     (r)  None.

ITEM 25.  MARKETING ARRANGEMENTS
          None.
ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
          Not Applicable.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
          WITH REGISTRANT
          None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES
          Title of Class           Number of Record Holders
          Units of Membership Interest  47

ITEM 29.  INDEMNIFICATION
          Under the Company's Operating Agreement, the Company has agreed to indemnify the Managers, Officers, the "tax matters partner", and each manager, officer and employee of such persons, as well as any person who is deemed to control either the Company or a Manager (each such person being an
"indemnitee") against any losses, claims, damages, liabilities or actions to which an Indemnitee may be subject by virtue of any act performed by such person (or omitted to be performed by such person), in connection with the business of the
Company or its formation, including amounts paid in satisfaction of judgments and in compromise or as fines and penalties. In addition, the Company will reimburse an Indemnitee for any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating, defending or preparing to defend any such loss, claim, damage, liability or action, except with respect to any matter as to which an Indemnitee will not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnitee will have had reasonable cause to believe that the conduct was unlawful. In no event, however, will the Company be liable to an Indemnitee to the extent that in the final judgment of a court of competent jurisdiction, such loss, claim, damage, liability or action is found to arise from an Indemnitee's conduct that (i) constitutes willful misfeasance, (ii) is taken in bad faith, (iii) is grossly negligent, or (iv) is done in reckless disregard of the duties involved in the conduct of the Indemnitee's position.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
          ADVISER
          Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS
          The accounts and records of the Company will be maintained at the office of the Administrator, 600 East Las Colinas Boulevard,
Suite 460, Irving,
Texas 75039.

ITEM 32.  MANAGEMENT SERVICES
          Except as described above in Item 9 - Management, the Company is not a party to any management service related contract.

ITEM 33.  UNDERTAKINGS
          Not Applicable.

                          SIGNATURES

          Pursuant to the requirements of the Investment
Company Act of
1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving,
State of Texas, on the 29th day of December, 1995.

                    WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                         (Registrant)

                    By:  /s/  Robert H. Gidel
                             Vice President and Secretary

               SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit                                      Page
Number                   Exhibit             Number

                         Exhibit A Limited Liability Agreement

                                                Exhibit B None

                                               Exhibit C None

                                     Exhibit D Not Applicable

                                                Exhibit E None

                                               Exhibit F None

                                               Exhibit G None

                                                Exhibit H None

                                                Exhibit I None

                                                Exhibit J None

                   Exhibit K Form of Administration Agreement

                                     Exhibit L Not Applicable

                                               Exhibit M None

                                     Exhibit N Not Applicable

                                     Exhibit O Not Applicable

                        Exhibit P Form of Admission Agreement

                                               Exhibit Q None

                                                Exhibit R None

           ========================================

















              LIMITED LIABILITY COMPANY AGREEMENT

                              FOR

             WHITEROCK PORTFOLIO INVESTORS, L.L.C.







                          Dated as of
                      the Effective Date
                        stated herein.



[Restated with all Amendments
Made as of December 22, 1995]





           ========================================

                     TABLE OF CONTENTSPage

                          ARTICLE I.
                          DEFINITIONS

                                     1.1        Definitions.  1

                          ARTICLE II.
                          THE COMPANY

                             2.1        Formation of Company 12
                          2.2        Company Name and Office 12
2.3        Investment Objectives and Policies of the Company 12
                              2.4        Term of the Company 13
                    2.5        Legal Title to Company Assets 14

                         ARTICLE III.
                     CAPITAL CONTRIBUTIONS

             3.1        Admission of Members to the Company. 14
3.2        Mandatory Capital Contributions; Issuance of
                                Units; No Pre-emptive Rights 15
                       3.3        Enforcement of Commitments 17
   3.4        Voluntary Capital Contributions of the Members 18
                3.5        No Further Contributions or Loans 19

                          ARTICLE IV.
           MANAGEMENT AND OPERATIONS OF THE COMPANY

                             4.1        Management Generally 20
        4.2        Election, Tenure, and Removal of Managers 21
                         4.3        Meetings of the Managers 22
4.4 Delegation of Authority and Management Power to the Officers; Retained Authority and Status
                                               Under the Act 22
        4.5        Election, Tenure, and Removal of Officers 24
                                        4.6        President 24
                                4.7        Vice-President(s) 25
                                        4.8        Treasurer 25
                                        4.9        Secretary 26
                 4.10       Subordinate Officers; Committees 27
4.11       Management Powers of the Company,
                                       Managers and Officers 27
  4.12       Legal and Regulatory Compliance by the Company. 29
              4.13       Impermissible Acts and Transactions 30
                                                           Page

4.14       Major Actions 30


                          ARTICLE V.
       RIGHTS, OBLIGATIONS AND WARRANTIES OF THE MEMBERS

                 5.1        Management Rights of the Members 33
                                          5.2        Proxies 33
                   5.3        Examination of Company Records 33
            5.4        Member Representations and Warranties 33
                              5.5        Meetings of Members 34
                5.6        Notice of Meeting and Record Date 35
                                           5.7        Voting 36

                          ARTICLE VI.
           COMPENSATION OF THE MANAGER AND OFFICERS

        6.1        Compensation of the Managers and Officers 36
                           6.2        Expense Reimbursements 37

                         ARTICLE VII.
                         DISTRIBUTIONS

         7.1        Distribution of Net Income Among Members 37
                        7.2        Establishment of Reserves 38

                         ARTICLE VIII.
        MAINTENANCE OF CAPITAL ACCOUNTS; ALLOCATION OF
      COMPANY NET INCOME, NET GAIN, NET LOSS, AND CREDIT

                                 8.1        Capital Accounts 38
8.2        Allocation of Net Income, Gain, Loss,
               Deduction and Credit; Qualified Income Offset 41
              8.3        Code Section 704(c) Tax Allocations 42
                          8.4        Minimum Gain Chargeback 43
                                      8.5        Adjustments 44

                          ARTICLE IX.
                     ACCOUNTING PROCEDURE

                                      9.1        Fiscal Year 45
                                 9.2        Books of Account 45
                                9.3        Financial Reports 46
                                    9.4        Annual Report 47


                                                           Page

                        9.4.1      Cost of Reports and Audits47
9.4.2      Preparation and Filing of Income Tax Returns
                                           and Other Writings47
   9.4.3      Controversies with the Internal Revenue Service48


                          ARTICLE X.
            TRANSFERABILITY OF OWNERSHIP INTERESTS;
           SUBSTITUTE MEMBERS AND ADDITIONAL MEMBERS

    10.1       Limitation on Transfer of Ownership Interests 49
10.2       Transfers Not in Compliance with this
                                                Article Void 50
                 10.3       Admission of Substituted Members 51
                  10.4       Admission of Additional Members 52
                                10.5       Certain Documents 52
10.6       Indemnification by Transferring Members and
                                                 Transferees 52

                          ARTICLE XI.
         STANDARDS OF CONDUCT; CONFLICTS OF INTEREST;
         LIMITATIONS ON LIABILITIES; INDEMNIFICATION;

11.1       Liability of Members; Absence of Duties;
                                                   Conflicts 53
         11.2       Managers' and Officer's Standard of Care 54
11.3       Liability and Indemnification of the Managers
                  and Officers, and the Tax Matters Partner. 55
          11.4       Board Action Regarding Indemnification. 58
               11.5       Indemnification Rights Cumulative. 58
11.6       Rights of Managers and Officers to
                                     Conduct Other Business. 59


                         ARTICLE XII.
                       POWER OF ATTORNEY

                   12.1       Authority to Execute Documents 59
                                12.2       Survival of Power 61

                         ARTICLE XIII.
                           AMENDMENT

                                        13.1       Amendment 61


                                                           Page

                         ARTICLE XIV.
                   DISSOCIATION OF A MEMBER

                                     14.1       Dissociation 62
                            14.2       No Member Resignation 63
14.3       Rights to Distributions Upon Dissociation
                                                   or Merger 63


                          ARTICLE XV.
                  DISSOLUTION AND WINDING UP

                                      15.1       Dissolution 64
                            15.2       Effect of Dissolution 64
                   15.3       Distributions Upon Dissolution 65
15.4       No Obligation to Restore Deficit
                                            Capital Accounts 68
                       15.5       Certificate of Dissolution 69

                         ARTICLE XVI.
                 ADMINISTRATION OF THE COMPANY

                                    16.1       Depositories. 69
                                      16.2       Custodians. 69
                   16.3       Independent Public Accountants 70
                             16.4       Checks, Drafts, Etc. 70
                                          16.5       Bonding 71

                         ARTICLE XVII.
        ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

                                         17.1       Notices. 71
                                   17.2       Law Governing. 72
          17.3       Entire Agreement; Rules of Construction 73
                                   17.4       Severability.  73
                                17.5       Gender and Number 74
                                        17.6       Captions. 74
                       17.7       Counterparts and Execution 74
                             17.8       Consents and Waivers 75
                   17.9       Rights and Remedies Cumulative 75
                     17.10      Waiver of Right to Partition 75
                       17.11          Successors and Assigns 76
      17.12      No Partnership Intended for Nontax Purposes 76
17.13      Rights of Creditors and Third Parties under
                                              this Agreement 76

                                                           Page

    SCHEDULE A - Initial Members and Capital Contributions  A-1
          SCHEDULE B - Investment Objectives and Policies   B-1
                             SCHEDULE C - Initial Officers  C-1

                 EXHIBIT A - Form of Admission Agreement  Ex.-1

   THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") is entered into by and among the persons executing this Agreement as Initial Members, and thereafter among the Members and the Company, and shall be effective as of the
Effective Date designated below, upon the following terms and conditions.

                          WITNESSETH

   The Members, intending to form a limited liability company that will be registered as an investment company and will invest primarily in certain real estate and related investments, hereby agree as follows:

                          ARTICLE I.

                          DEFINITIONS
       1.1 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:
       "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.
       "1940 Act" shall mean the Investment Company Act of 1940, the rules and regulations promulgated thereunder and any order applicable to the Company granted thereunder, in each case as amended from time to time.
       "Act" shall mean the Limited Liability Company Act,
Delaware Code
Annotated, Title 6, ^^18-101 et seq., as amended from time to time.
       "Additional Member" shall mean a Member other than an Initial Member or a Substituted Member.

       "Admission Agreement" shall mean an Agreement between a Person and the Company in the form attached hereto as Exhibit A to allow such Person to be admitted as an Additional or Substituted Member of the Company. Each Admission
Agreement shall indicate the number of such Member's Units and its remaining
Capital Commitment, if any.
       "Affiliate" with respect to any Person, shall mean any Person directly or indirectly controlling, controlled by, or under common control with such Person.
       "Affiliated Person" shall have the meaning given to it in the 1940 Act.
       "Agreement" shall mean this limited liability company agreement, as amended from time to time pursuant to the terms hereof. The Agreement may also be referred to herein or in Company documents as the "LLC Agreement" or the
"Operating Agreement."
       "Assets" shall mean any and all real or personal property, whether tangible or intangible, choate or inchoate, acquired by the Company on or after the date of this Agreement and held by it at any given time.
       "Authorized Person" shall mean and refer to Gage R. Johnson or other authorized agent of the Members, who is authorized under this Agreement to form the Company under and pursuant to the Act by filing the Certificate on behalf of the
Members, as set forth in Section 2.1(a).
       "Bankrupt Member" shall mean a Member who: (1) has become the subject of an order for relief under the United States Bankruptcy
Code, (2) has initiated,
either in an original Proceeding or by way of answer in any state insolvency or receivership proceeding, an action for liquidation, arrangement, composition, readjustment, dissolution, or similar relief, or (3) has been the subject of any other "Event of
Bankruptcy" as defined in Section 18-303 of the Act.
       "Board of Managers" shall mean the board of managers referenced in
Section 4.1 hereof.
       "Brazos" shall mean Brazos Principal GenPar, L.P. "Business Days" shall mean any day except Saturday,
Sunday or other day
on which commercial banks located in New York City are authorized by law to be closed for business.
       "Capital Account" shall mean a tax account to be established and maintained by the Company for the Members as computed from time to time in accordance with Section 8.1 hereof.
       "Capital Calls" shall mean requests to the Members for a Capital
Contribution pursuant to the terms of Section 3.2 hereof.
       "Capital Commitment" shall mean the amount each Member has agreed to contribute to the capital of the Company.
       "Capital Contribution" shall mean, with respect to any Member, a contribution to the capital of the Company made by such Member pursuant to this
Agreement. All Capital Contributions shall be in the form of cash.
       "Certificate" shall mean that certain Certificate of Formation of the
Company to be filed with the office of the Secretary of State, as the same may be amended from time to time. The Certificate may also be referred to herein or in
Company documents as the "Articles of Organization" or the "Articles."
       "Closing" shall have the meaning set forth in Section
3.2 hereof.
       "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
       "Commission" shall mean the Securities and Exchange
Commission.
       "Company" shall mean WhiteRock Portfolio Investors, L.L.C., a limited liability company formed pursuant to this Agreement under the laws of the State.
       "Contributing Members" shall mean those members making contributions as a result of the failure of a Delinquent Member to fund a portion of its Capital
Commitment as described in Article III.
       "Default Interest Rate" shall mean the lesser of the legal rate or the then-current prime rate quoted by the largest commercial bank in the jurisdiction of the principal office of the Company, plus three percent.
       "Delinquent Member" shall mean a Member who has failed to fund a portion of the Capital Commitment of that Member.
       "Disabling Conduct" shall mean any act or failure to act which (i) constitutes willful misfeasance, (ii) is taken in bad faith,
(iii) is grossly negligent,
or (iv) is done in reckless disregard of the duties involved in the conduct of one's position.
       "Dissociate" or "Dissociation" shall refer to any action which causes a
Person to cease to be Member as described in Article XIV hereof, or the result of such action.
       "Distribution" shall mean a transfer of cash or other Company Assets described in either Article VII (from net income) or Article
XV (at liquidation) that
is made to a Member (or former Member) on account of the Units held by such
Member.
       "Effective Date" shall have the meaning set forth in
Section 2.1 hereof.
       "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.
       "Fair Market Value" shall mean the amount at which property would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and when both parties are able, as well as willing, to engage in the transaction, and are well-informed about the property and the market for the property.
       "Fiscal Year" shall have the meaning set forth in
Section 9.1 hereof.
       "Indemnitee" or "Indemnitees" shall have the meaning set forth in Section
11.3 hereof.
       "Initial Members" shall mean those persons identified on Schedule A attached hereto and made a part hereof by this reference who have executed the
Agreement.
       "Interested Person" shall have the meaning given to it in the 1940 Act.
       "Majority" or "Majority Vote" shall mean, with respect to a vote of the
Managers, a majority by number (i.e., per capita) of the Managers. In cases in which only two Managers are present to vote on a particular matter, "Majority" or
"Majority Vote" shall mean the unanimous vote of both Managers.
       "Majority-in-Interest Vote" shall mean the vote at any meeting of the
Members duly called of (A) Members holding 67 percent or more of the Units present at such meeting, if a quorum consisting of the holders of more than 50 percent of the outstanding Units of the Company are present at such meeting or represented by proxy, or (B) Members holding more than 50 percent of the outstanding Units of the Company, whichever is less.
       "Member" shall mean each of the Initial Members and any Additional
Members or Substituted Members admitted to the Company pursuant to Article III or Article X of this Agreement, including unless the context expressly indicates to the contrary, a Manager who is also a Member. Reference to a "Member" shall refer to any one of the Members without distinction.
       "Manager" shall mean any individual appointed and qualified to serve on the Board of Managers described in Section 4.1, who shall pursuant to Article IV serve as a "manager" of the Company as such term is defined in the Act, and any successor appointed in accordance with the provisions of this Agreement.
       "Notice" shall mean notification in writing as set forth in Section 17.1.
       "Officers" shall mean the President, the Vice-President(s), Treasurer and
Secretary and any other officers appointed pursuant to Article
IV hereof.
       "Organization" shall mean a Person other than a natural person.
Organization includes, without limitation, corporations (both non-profit and other corporations), partnerships (both limited and general), joint ventures, limited liability companies, trusts, and unincorporated associations, but the term does not include joint tenancies and tenancies by the entirety.
       "Organizational Expenses" shall mean those expenses incurred in the organization of the Company including the legal fees and other costs of preparation of this Agreement, the Certificate, and the filings needed to register the Company as an investment company pursuant to the 1940 Act and make any other organizational filings required thereunder with the Commission, including but not limited to the Form N-2.
       "Ownership Interest" shall mean the ownership interest of a Member in the
Company from time to time, including the right of such Member to any and all
Distributions (liquidating and otherwise) and allocations of the profits, losses, gains, deductions, and credits of the Company to which such Member may be entitled, as provided in this Agreement and in the Act, together with the management and participation rights devolving on such Member by virtue of its status as a "member" under the Act and as specifically set forth in this Agreement, including the right to vote on, consent to or approve certain actions of the Company and to have access to certain information and records of the Company, and the obligations of such
Member to comply with all the terms and provisions of this Agreement and of the
Act.
       "Ownership Percentage" shall mean, with respect to any Member, the percentage Ownership Interest held by such Member, expressed as the ratio of the number of Units held by such Member to the number of all Units outstanding at any given time.
       "Person" shall mean an individual, trust, estate, or any incorporated or unincorporated organization permitted to be a member of a limited liability company under the laws of the State, whether or not legal entities.
       "Proceeding" shall mean any judicial or administrative trial, hearing or other activity, civil, criminal or investigative, including, without limitation, litigation, arbitration, administrative adjudication, or mediation, and appeals or reviews of any of the foregoing, the result of which may be that a court, arbitrator, or governmental agency may enter a judgment, order, decree, or other determination which, if not appealed and reversed, would be binding upon the
Company, a Member or other Person subject to the jurisdiction of such court, arbitrator, or governmental agency.
       "President" shall mean the individual appointed by the Managers to whom various of their powers have been delegated pursuant to the terms hereof, and who shall act as the principal agent and chief executive officer of the Company pursuant to Article IV.
       "Qualified Investment" shall mean any investment in any direct or indirect interest (whether characterized as equity, debt, or otherwise) in any of the following: (i) any Real Property; (ii) any loan or other obligation relating to any
Real Property (whether performing or non-performing); or (iii) any Security issued by, or any other interest in, any entity directly or indirectly engaged primarily in the business of acquiring, developing, constructing, managing, operating, holding, and/or disposing of any Real Property or any interests referred to in (ii) above;
provided that, the Real Property comprising or relating to each Qualified Investment shall principally include Real Property located in the United States and Canada (but may include a minor amount of non-U.S. and non-Canadian Real Property).
       "Real Property" shall mean any real property, building, structures or other improvements or fixtures located thereon or therein and any personal property used in connection therewith, or any leasehold, license, right, easement or any other estate or interest (including, without limitation, any partnership or joint venture interest and any air or other development rights) or any option with respect thereto.
       "Regulation" shall mean the income tax regulations promulgated under the
Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
       "Remove" or "Removal" shall mean the act by which a Manager is Removed as a Manager but, absent Dissociation, continues to be a Member.
       "Resign" or "Resignation" shall mean the act of the Manager by which such
Manager ceases to be a Manager but, absent Dissociation, continues to be a
Member.
       "Rev. Proc. 95-10 Member-Manager Requirements" shall mean, with respect to the Managers, the requirements set forth in Section
4.02 of Internal
Revenue
Service Revenue Procedure 95-10, 1995-3 I.R.B. 20, that the Member-Managers in the aggregate must (i) own at least one percent (1%) of the Ownership Interests during the entire existence of the Company, unless such percentage is not met due to temporary allocations permitted by such Section 4.02, and
(ii) maintain
throughout the entire existence of the Company a minimum Capital Account balance equal to the lesser of one percent (1%) of total capitalization or $500,000.
       "Security" shall mean any securities of any type or kind acquired by the
Company including, but not limited to, notes, common or preferred stock, partnership interests, certificates of beneficial interest, or other evidences of ownership or rights thereof.
       "Secretary" shall mean the individual appointed by the Managers to whom various of their powers have been delegated pursuant to the terms hereof, and who shall perform the duties assigned him or her pursuant to
Article IV.
       "Secretary of State" shall mean the Secretary of State of the State of
Delaware.
       "Substituted Member" shall have the meaning set forth in Section10.3.
       "State" shall mean Delaware.
       "Taxable Year" shall mean the taxable year of the Company as determined pursuant to ^706 of the Code.
       "Taxing Jurisdiction" shall mean any state, local, or foreign government that collects tax, interest or penalties, however designated, on any Member's share of the income or gain attributable to the Company.
       "Termination Date" shall mean August 31, 2002.

       "Transfer" shall mean, except as otherwise provided in
Section 10.1 hereof,
any sale, assignment, transfer, exchange, mortgage, pledge, grant, hypothecation, or other transfer, absolute or as security or encumbrance (including dispositions by operation of law).
       "Unit" shall mean the units into which the Ownership
Interests of the
Company are divided from time to time for ease of administration, which units shall be issued to the Members in exchange for Capital Contributions based on the then current total Fair Market Value of the Company's Assets minus its liabilities, divided by the total number of units outstanding, and which shall be assigned an initial value with respect to the Initial Members on the Effective Date hereof of $20.00.
       "Value" shall have the meaning set forth in Section
8.1(b).
       "Vice President" shall mean any of the individuals appointed by the
Managers pursuant to Article IV to whom various of their powers may be delegated pursuant to the terms hereof.

                          ARTICLE II.

                          THE COMPANY
       2.1 Formation of Company
           (a) The Initial Members hereby authorize the
Authorized Person to
act as organizer and to form the Company under and pursuant to
Section 18-201
of the Act by filing the Certificate on behalf of themselves and any Additional or
Substituted Members. This Agreement shall not be deemed delivered or effective prior to the date of such filing (the "Effective Date").

       2.2 Company Name and Office.
           (a) The name of the Company shall be "WhiteRock
Portfolio
Investors, L.L.C."
           (b) The Company shall maintain a registered office in the State, and the name and address of the Company's registered agent in the State shall be as specified in the Certificate. Such office and such agent may be changed from time to time by the Managers.
           (c) The principal office of the Company shall be located at 700 N.E.
Multnomah, Suite 1600, Portland, Oregon 97232-4116. The Company may maintain such additional offices as may be designated from time to time by the
Managers for the purpose of carrying out the business of the Company.
       2.3 Investment Objectives and Policies of the Company.
           (a) The investment objective of the Company shall be to seek high total returns by buying, selling, exchanging or otherwise acquiring, holding, trading, investing in, managing, and dealing with Qualified Investments, whether such assets are acquired directly, or indirectly through partnerships, joint ventures, or otherwise. In pursuing its objectives, the Company shall focus primarily on acquiring, directly or indirectly, managing and disposing of distressed mortgage loan and owned real estate ("REO") portfolios, and high yield commercial mortgage-backed Securities, including but not limited to investing in entities organized or to be organized by Brazos and its Affiliates. The investment objectives and policies of the Company are set forth in more detail in Schedule B hereof, which is incorporated herein by reference. Subject to the terms and conditions of this
Agreement, the Company shall have the power and authority to do all such other acts and things as may be necessary, desirable, expedient, convenient for, or incidental to, the furtherance and accomplishment of the foregoing objectives and policies and for the protection and benefit of the Company.
           (b) The foregoing enumerated investment objectives and policies shall be in no way limited or restricted by reference to, or inference from, the terms of any other portion of this Agreement, and each shall be regarded as independent;
and they are intended to be and shall be construed as powers as well as purposes and objects of the Company and shall be in addition to and not in limitation of the general powers of limited liability companies under the laws of the State.
       2.4 Term of the Company. The term of the Company (the "Term") shall commence on the Effective Date and shall continue until the Termination Date or any earlier dissolution as provided for in Article XV hereof. Upon any dissolution of the Company, the winding up of its affairs shall be conducted in accordance with the provisions of Article XV hereof.
       2.5 Legal Title to Company Assets. Legal title to all of the Company's various Assets shall be taken and at all times held in the name of the Company, or in any other manner which the Managers determine to be in the best interest of the
Company. Without limiting the foregoing grant of authority, the Managers may arrange to have title taken and held in the name of others, as trustees or nominees for and on behalf of the Company.

                         ARTICLE III.
                     CAPITAL CONTRIBUTIONS
       3.1 Admission of Members to the Company.
           (a) The effective date of admission of the Initial
Members to the
Company shall be the Effective Date. On such date, the Initial Members' respective
Capital Contributions, the number of Units issued to each with respect to such contributions, their Capital Commitments, and their status as Members shall be reflected on the books and records of the Company.
           (b) The date of admission of any Additional or Substituted Member shall be the date on which the last of the following three prerequisites to admission occurs: (i) such Member executes and delivers to the Company an Admission
Agreement which is duly accepted by the Managers by unanimous vote, which acceptance may be withheld in the sole and absolute discretion of each Manager;
(ii) a Capital Contribution in respect of the number of Units that the Admission
Agreement indicates will be issued initially to such Member has been made to the
Company; and (iii) such Capital Contribution, the number of Units issued with respect thereto, the remaining Capital Commitment of such Member, if any, and its status as a Member, have been duly reflected on the books and records of the
Company.

       3.2 Mandatory Capital Contributions; Issuance of Units;
No Pre-emptive
Rights.    (a) The Company shall not issue any certificates in
evidence of its Units,
but shall reflect each Member's Units on the books and records of the Company.
All Units
so reflected shall be fully paid and non-assessable upon their issuance by the
Company as reflected on its books and records. The Company may also issue fractional Units.
           (b) On the Effective Date, each of the Initial Members shall contribute capital to the Company in the amount set forth opposite its name on
Schedule A hereof, and shall receive the number of Units set forth on such schedule.

           (c) On or prior to the date of admission of any Additional or
Substituted Member, and prior to the issuance of any additional Units to an existing
Member, each such Member agrees to and shall make a Capital Contribution in the amount, if any, and at the time or times (each, a "Closing") set forth opposite its name on Schedule A or its Admission Agreement or as may be stated in any Capital
Call (as defined below) issued by the Company in accordance with this Agreement;
provided, however, that any Additional Member or Substituted Member for whom the Company has previously received a Capital Contribution with respect to any
Unit(s) to be registered on the books and records of the Company in the name of such Member pursuant to the terms hereof shall not be required to make any additional contribution at the time of such Member's admission. The total amount of capital that each Member or Person seeking admission as a Member agrees to contribute to purchase Units shall be set forth and designated as its "Total Capital
Commitment" on Schedule A or its "Total Remaining Commitment" on its Admission
Agreement, as the case may be, and any part of such commitment that remains unfulfilled at any time may be called by the Company upon ten Business Days
Notice to such Member or potential Member (a "Capital Call").
           (d) Each Member at the time of an admission or any additional
Closing for the issuance of Units shall receive appropriate credit to his or its Capital
Account for
any Capital Contribution made by it or, as applicable, by its predecessor in interest with respect to Units Transferred to it in accordance with the terms hereof.
           (e) No Member or Person having signed an Admission Agreement that has been accepted by the Company shall have any pre-emptive right or right of preference or priority over any other Member or any other Person with respect to any additional Units to be issued by the Company according to Schedule A or any
Admission Agreement; and the Company may accept additional
Capital
Commitments to the Company from, and issue additional Units to, any existing
Member, or admit Additional Members and issue Units to such Members on the basis of newly accepted Capital Commitments and corresponding contributions, or issue Units to any Member having an unfulfilled Capital Commitment to the
Company, on any basis, including on other than a pro rata basis among all Members or Persons having such unfulfilled Capital Commitments, so long as any additional
Units to be issued are fully paid for in cash at the time of their issuance.
       3.3 Enforcement of Commitments. In the event any Member fails to perform all or any portion of such Member's Capital Commitment when due, the
Managers shall give the Member (the "Delinquent Member") immediate Notice of its default hereunder. If the Delinquent Member fails to cure such default within three Business Days of such Notice (which cure shall include the payment of any costs incurred by the Company associated with the default and interest on the defaulted obligation at the Default Interest Rate), the Managers may take such action, including but not limited to enforcing the Capital Commitment in any court of appropriate jurisdiction in the state in which the principal office of the Company is located or the state of the Delinquent Member's address). Each Member expressly agrees to the jurisdiction of such courts, but only for the enforcement of its Capital Commitments. The Managers may in their sole discretion elect instead to avail the Company of any other remedies provided to it by the Act, including partial or complete forfeiture to the Company of the Delinquent Member's Units to the extent damages are incurred by the
Company as a result of such failure to perform, but only after allowing the other
Members an opportunity to contribute the amount of the defaulted Capital
Commitment (which may be accelerated in the Managers' discretion) in proportion to such Members' Ownership Percentages, with those Members who choose to contribute ("Contributing Members") contributing additional amounts equal to any amount of the Delinquent Member's Capital Commitment not contributed. The
Contributing Members shall be entitled to treat the amounts contributed pursuant to this section as a loan from the Contributing Members to the Delinquent Member bearing interest at the Default Interest Rate secured by the Delinquent Member's interest in the Company. Until they are fully repaid, the Contributing Members shall be entitled to all Distributions to which the Delinquent Member would have been entitled. Notwithstanding the foregoing, no Capital Commitment or other obligation to make an additional contribution may be enforced by a creditor of the
Company or other Person other than the Company unless the Member expressly consents to such enforcement or to the assignment of the obligation to such creditor.
       3.4 Voluntary Capital Contributions of the Members.
           In the event that at any time there are no remaining Capital
Commitments to the Company outstanding, but the Managers determine that additional funds are required by the Company to preserve the value of any investment previously made, then the Managers, acting for and on behalf of, and in the name of, the Company, shall have the right (but not the obligation) to cause the Company to borrow such additional funds, with interest payable at then-prevailing rates, from commercial banks, savings and loan associations and/or other lending institutions or other Persons (including
Members). In the event that the Managers are unable or unwilling to cause the
Company to borrow said additional funds in accordance with the terms of this
Section 3.4, then the Members or any of them may, but shall not be obligated to, loan or contribute such additional funds to the Company, subject to the approval of the Managers by Majority Vote of any such loan or contribution, pro rata in proportion to the respective Ownership Percentages of those participating (unless they agree upon another proportion), to the extent permitted by the 1940 Act and other applicable law. Any additional Capital Contributions by the Members made pursuant to this subsection shall be credited as contributions of capital to the
Company and become a part of the Capital Accounts of such contributing Members on the date of such contributions, and additional Units shall be issued to them in connection therewith. Any loans to the Company from the Members under this subsection shall bear interest and be repayable upon terms and conditions determined by the Managers in their sole discretion.
       3.5 No Further Contributions or Loans. The liability of each Member to the Company is limited to its Capital Commitment as specified in its Admission
Agreement or Schedule A hereof, as either may be amended from time to time by agreement of the Managers and such Member or to reflect the Capital Commitments made by Admission Agreements. Such Capital Commitments, at the time they are called, constitute the only funds that the Members are required to furnish to the
Company, whether by way of contribution of capital, loan, or otherwise.

                             ARTICLE IV.

                   MANAGEMENT AND OPERATIONS
                        OF THE COMPANY

       4.1 Management Generally. The business and affairs of the Company shall be managed under the direction of a board of managers having no fewer than three members at all times, and each of whom shall be an individual Member over
21 years of age qualified to serve as a director under the 1940 Act (the "Managers"), and no more than 60% of whom may be Interested Persons at any time. At all times the Managers shall also collectively satisfy the Rev. Proc. 95-10 Member-Manager Requirements. No Manager in his or her individual capacity as such shall have the authority or capacity to bind the Company or conduct its business. The
Managers shall act on behalf of the Company only as a body, either by an affirmative vote of a Majority of the Managers cast at a meeting duly called and at which a quorum of two is present, or alternately, by unanimous written consent.
Similarly, no Member in its capacity as such shall have the authority or capacity to bind the Company or conduct its business, but shall have only such voting and other management and participation rights as are specifically set forth herein.
       4.2 Election, Tenure, and Removal of Managers.
           (a) The Initial Members hereby unanimously elect
J.T. Crandall,
Robert F. Lanz and Nori Gerardo as the initial Managers of the Company, each to exercise the rights of a Manager under this Agreement until he or she Resigns as a

Manager, is Removed pursuant to the terms hereof, or Dissociates as a Member of the Company. No Manager shall have any contractual right to such position.
           (b) Upon any vacancy on the Board of Managers, unless otherwise required by law, the remaining Managers shall elect each successor Manager by a unanimous vote of the remaining Managers; provided, however, that in the event of any vacancy on the Board where the Managers cannot agree by unanimous vote within 10 days on a successor Manager qualified to serve hereunder or whenever at least one of the remaining Managers has been previously elected by the
Managers, election of any new Manager, who shall be qualified to serve hereunder, shall instead be by Majority-in-Interest Vote of the Members.
           (c) Any Manager may be Removed for cause by the unanimous vote of the other Managers, or for or without cause by a Majority-in-Interest Vote of the
Members.  For these purposes, "cause" shall mean any Disabling
Conduct.  Any
Manager so Removed shall be paid all accrued but unreimbursed expenses to which such Manager is entitled pursuant to the terms of this Agreement as of the effective date of such Removal.
           (d) The number of members of the Board of Managers may be increased by unanimous vote of the Managers serving at any time to no more than five, subject to any other applicable requirements of the 1940 Act.
       4.3 Meetings of the Managers. Regular meetings of the Board of
Managers shall be held at least annually at a time and place to be designated by the
Managers. Special meetings of the Board of Managers may be called by any of the
Managers or by any Member holding at least one percent (1%) of the Units then outstanding, by Notice to the Company as set forth in Section
17.1.  Before a
regular meeting or upon the call
of a special meeting, the Secretary shall give written Notice of the time and place of such meeting to each Manager at least three (3) and no more than sixty (60) days in advance of the meeting. Notice may be waived by any Manager either before or after a meeting and shall be deemed waived by any Manager who actually attends and does not protest the lack of Notice before the meeting commences.
Meetings may be attended in person or by teleconference where each of the
Managers can hear the others. Any adjourned meeting may be held as adjourned without further notice.
       4.4 Delegation of Authority and Management Power to the
Officers;
Retained Authority and Status Under the Act.
           (a) The Managers shall be responsible for the general policies of the Company and the management of its business and affairs, but they shall not be required to conduct the day-to-day business of the Company personally, nor will any individual Manager, acting alone in such capacity, have agency authority to bind the
Company. Concurrently with the Effective Date, the initial Members and Managers, pursuant to Section 18-407 of the Act, hereby exercise their power and authority to delegate their rights and powers to manage the Company and control its day-to-day business and affairs to the Officers named on Schedule C hereto and their duly elected successors then serving from time to time, each of whom when properly authorized pursuant to the terms hereof or the Act shall be an agent for the
Company with the powers set forth herein or in any enabling resolution of the
Board. The Officers shall have such powers and duties as are set forth herein to conduct the day-to-day business and affairs of the Company to, by way of example but not limitation, make Capital Calls of the Members and invest and re-invest the
Company's Assets in furtherance of its purposes, policies and objectives, subject only to the terms of this Agreement and to the rights of approval reserved herein to the Managers or the Members, as the case may be, and in particular but not by way of limitation, subject to the approvals set forth in
Section 4.14 hereof.
           (b) Pursuant to the Act, the delegation effected hereby shall not cause the Members or Managers to cease to be "members" or "managers," as the case may be, within the meaning of the Act. All specific references to the duties and powers of the Company or the Managers as stated herein shall, unless the Act, the
1940 Act or the context of this Agreement expressly requires otherwise, be deemed to refer to the duties and powers of the Officers exercising their delegated powers, and the Officers shall fulfill and exercise such powers in furtherance of the
Company's purposes, policies and objectives, subject only to the express approvals required hereby or by applicable law.
       4.5 Election, Tenure, and Removal of Officers. At all times, the
Managers shall have elected by Majority Vote a President, one or more Vice-Presidents, a Treasurer, and a Secretary to serve as the Officers and authorized agents of the Company. A person may hold more than one office in the Company except that no person may serve concurrently as both President and Secretary of the
Company. Officers may but need not be Members or Managers. Each Officer shall hold office at the pleasure of the Board of Managers or until his or her failure to qualify for such position pursuant to the terms hereof, death, resignation, or removal with or without cause by a Majority Vote of the Managers.
       4.6 President. The President shall be an individual at least 21 years of age who is also a principal, employee or other approved designee of Brazos. Unless otherwise specified by the Board of Managers, the President shall be the chief executive officer of the Company and its principal agent and shall perform the duties customarily performed by chief executive officers. The President may sign and execute, in the name of the Company, all authorized deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated to another Officer or agent of the Company. In general, the President shall perform such other duties usually performed by a president of a corporation and such other duties as are from time to time assigned to the
President by the Board of Managers. Subject to the direction of the Board of
Managers and the terms of this Agreement, the President shall have general supervision of the business and affairs of the Company.
       4.7 Vice-President(s). The Vice-President, at the request of the President, or in the President's absence or during his or her inability to act, shall perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President. If there be more than one Vice-President, the Board of
Managers may determine which one or more of the Vice-Presidents shall perform any of such duties or exercise any of such functions, or if such determination is not made by the Board of Managers, the President may make such determination;
otherwise any of the Vice-Presidents may perform any of such duties or exercise any of such functions. Each Vice-President shall be an individual who is fully qualified to serve as President hereunder. The Vice-President or Vice-Presidents shall have such other powers and perform such other duties, and have such additional descriptive designations in their titles (if any), as are from time to time assigned to them by the Board of Managers or the President.
       4.8 Treasurer. The Treasurer shall be an individual who is fully qualified to serve as President hereunder. The Treasurer, at the request of the President or any Vice President, or in their absence or during their inability to act, shall perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President. The Treasurer shall also have charge of and be responsible for all funds, securities, receipts and disbursements of the Company, and shall deposit, or cause to be deposited, in the name of the Company, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Managers; the Treasurer shall render to the President and to the Board of Managers, whenever requested, an account of the financial condition of the Company; and, in general, the Treasurer shall perform all of the duties that would generally be incident to the office of a vice president of finance and treasurer of a corporation as if the Company were a corporation, and such other duties as are from time to time assigned to the Treasurer by the Board of Managers or the President.
       4.9 Secretary. The Secretary shall keep the minutes of the meetings of the Members, of the Board of Managers and of any committees thereof, in books provided for that purpose; the Secretary shall see that all notices are duly given in accordance with the provisions of this Agreement or as required by law; the
Secretary shall be custodian of the records of the Company; the Secretary may witness any document on behalf of the Company, the execution of which is duly authorized; and, in general, the Secretary shall perform all duties that would typically be incident to the office of a secretary of a corporation if the Company were a corporation, and such other duties as are from time to time assigned to the
Secretary by the Board of Managers, the President any Vice-President, or the
Treasurer.
       4.10 Subordinate Officers; Committees. The Board of Managers may also from time to time authorize any committee or Officer to appoint assistant and subordinate Officers. Election or appointment of an Officer, employee or agent, whether by action of the Managers or otherwise, shall not in and of itself create contract rights. As to any assistant or subordinate Officer, any committee or Officer authorized by the Board or which appointed such assistant or subordinate Officer in the first place may remove such Officer. The removal of an Officer does not prejudice any of his or her contract rights, if any.
       4.11    Management Powers of the Company, Managers, and
Officers.
Without in any way limiting the generality of the foregoing, but subject to the express provisions of this Agreement, including without limitation Sections 4.13 and
4.14 below and the provisions of the 1940 Act, the Board of Managers shall have on behalf of the Company all rights and powers that may be possessed by a manager under the Act, to the extent granted by this Agreement, to manage and administer the Company in accordance with the terms of this Agreement and to perform all acts which they may, in their discretion, deem necessary or desirable
(which powers are hereby delegated to the Officers appointed pursuant to this
Agreement), including but not limited to, the power to:
           (a) carry out all of the transactions contemplated hereunder;
           (b) perform all acts, exercise all rights, and make all decisions for and on behalf of the Company required or permitted to be taken by the Company, including but not limited to those set forth in Section 4.12 hereof;
           (c) acquire, manage and dispose of any and all property, real or personal, whether tangible or intangible, choate or inchoate, on behalf of the
Company, including through foreclosure or otherwise;
           (d) borrow money on behalf of the Company, and sell, assign, exchange, transfer, pledge, grant a security interest in, or otherwise encumber or dispose of any and all Company assets of any nature whatsoever;
           (e) compromise, arbitrate or otherwise adjust claims in favor of or against the Company and initiate, prosecute and defend any litigation relating to any Company business;
           (f) employ, engage, or subcontract with attorneys, accountants, bookkeepers, underwriters, administrators, custodians, escrow agents, depositories, agents for collection, banks, builders, and any other service provider as they may determine to be appropriate, and to terminate the services of any such entities, all at such time or times as they may determine;
           (g) negotiate, execute, deliver and perform any and all contracts and other documents on behalf of the Company, including but not limited to promissory notes, security agreements, contracts of purchase and sale, deeds and assignments, and take any and all other action, as they deem reasonably appropriate, to effectuate any such transaction;
           (h) acquire and enter into any contract of insurance for the
Company that they deem necessary and proper for the protection of the Company, either for the conservation of its Assets or for any purpose convenient or beneficial to the Company;
           (i) invest in obligations maturing or equity investments whose terms continue beyond the stated Termination Date of the Company; and
           (j) without limiting the generality of the foregoing, take any and all other actions relating to the Assets of the Company.
       4.12    Legal and Regulatory Compliance by the Company.
           (a) The Managers and Officers shall take all reasonable action that may be necessary or appropriate for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the
Members or to enable the Company to conduct the business in which it is engaged.
           (b) The Managers and Officers shall promptly cause to be executed and filed with the proper offices in each county, or other appropriate subdivision, in each jurisdiction in which the Company conducts business, one or more certificates as are required by any fictitious name statute or assumed name statute in effect as to each such jurisdiction.
           (c) The Managers and Officers shall use their best efforts to ensure that the Company at all times is an "investment company" for purposes of the 1940
Act and is duly registered as such under the 1940 Act.
           (d) During any period in which the Company ceases to be an investment company, the Managers, the Officers, and the Members shall use their respective best efforts to ensure that the Assets of the Company will not be deemed to be the assets of any Member of the Company that is subject to ERISA, and shall take such other actions as may be necessary or advisable to prevent the occurrence of any "prohibited transactions" under ERISA.
       4.13    Impermissible Acts and Transactions.
           (a) Company funds and Assets shall not be commingled with the funds or property of any other natural person, partnership, corporation, limited liability company, association, or other legal entity.
           (b) No Manager or Officer shall have any authority to take any action in contravention of this Agreement.
           (c) No changes shall be effected in the nature of the Company's business that would cause it to cease to be an investment company.
           (d) The Company shall not invest in any entity that has indicated to the Company that such entity is seeking to rely on Section 3(c)(1) of the 1940
Act if the Company's investment therein would constitute 10% or more of the assets of such entity at the time of the investment.
       4.14 Major Actions. Notwithstanding the delegation of management powers and authority to the Officers pursuant to this Article, the following actions shall constitute "Major Actions" of the Company which shall not be undertaken by the Officers without obtaining the requisite approvals reserved to the Managers or the Members, as the case may be, as set forth below:
           (a) Obligating the Company to any individual investment or investment course of action that exceeds in the aggregate $10,000, without the prior approval of the Managers;
           (b) Causing the Company to make any Capital Call with respect to any outstanding Capital Commitment after the aggregate amount of prior Capital
Contributions made to the Company exceeds $15 million, without the prior approval of the Managers; provided, however, that the President or any other Officer authorized by the President may make Capital Calls prior to the time such limit is exceeded without regard for further direction from the Managers so long as such
Capital Calls are made to enable the Company to meet any legal obligation that was previously duly approved by the Managers.
           (c) Causing the Company to borrow funds or incur indebtedness
(with the exception of normal trade credit not to exceed $10,000 in the aggregate at any one time), except as specifically allowed by Section
3.4 hereof or upon a
Majority-in-Interest Vote of the Members and to the extent consistent with the 1940
Act;
           (d) Entering into any investment advisory contract without approval by Majority-in-Interest Vote of the Members in a manner that is consistent with Section 15(a) of the 1940 Act, provided, however, that such contract may provide for its continuance for a period that is more than two years from the date of its execution only so long as such continuance is specifically approved annually by Majority Vote of the Managers or Majority-in-Interest Vote of the Members;
           (e) Removing the independent accountants for the Company or appointing new accountants, except upon a Majority-in-Interest Vote;
           (f) Effecting any change in the subclassification of the Company for purposes of the 1940 Act--for example, from a closed-end to an open-end management company, or from a non-diversified to a diversified company, without approval by a Majority-in-Interest Vote;
           (g) Adopting or changing any Company policy involving the borrowing of money, the issuance of senior securities, the underwriting of securities issued by other Persons, the purchasing or selling of real estate or commodities, or the making of loans, without approval by a Majority-in-Interest Vote;
           (h) Effecting any change in a Company policy involving the concentration of investments in any particular industry or group of industries if different from that set forth in Schedule B hereof and reflected in any registration statement filed by the Company with the Commission, unless approved by a
Majority-in-Interest Vote;
           (i) Effecting any change in a Company investment policy which the registration statement filed by the Company with the Commission indicates will be changeable only by a vote of the Members, unless approved by the vote indicated or, if none, a Majority-in-Interest Vote; and

           (j) Effecting any change in a Company investment policy which the registration statement indicates is "fundamental," unless approved by a Majority-in-Interest Vote.

                          ARTICLE V.
       RIGHTS, OBLIGATIONS AND WARRANTIES OF THE MEMBERS
       5.1 Management Rights of the Members. Except as expressly provided in this Agreement or the Act, the Members shall take no part in the management of the business or transact any business for the Company and shall have no power to sign for or bind the Company.
       5.2 Proxies. The voting or consent rights given each Member under this
Agreement may be exercised pursuant to a duly authorized written proxy that has not been revoked prior to the time such voting or consent rights are exercised by the proxyholder.
       5.3 Examination of Company Records. Each Member or its representative may, during regular business hours, examine and copy the records
(where such records are maintained) of the Company and otherwise make reasonable inquiry as to the affairs of the Company as consistent with the 1940 Act.
       5.4 Member Representations and Warranties. Each Member hereby represents and warrants to the Company and each other Member that: (a) if such
Member is an Organization, it is duly organized, validly existing, and in good standing under the law of its state of organization and has full organizational power and authority to execute and agree to the Agreement and to perform its obligations hereunder; (b) it is acquiring its Units in the Company for its own account as an investment and without an intent to resell such Units; (c) it acknowledges that the Units have not been registered under the 1933 Act or any state securities laws, and may not be resold or Transferred by the Member without appropriate registration or the availability of an exemption from such requirements; (d) Transfer of the Units is further subject to the discretionary approval of the Managers pursuant to the terms hereof; (e) it meets one or more of the following requirements: (i) it is an "accredited investor" within the meaning of Section 501(a) of Regulation D promulgated under the 1933 Act;
or (ii) it or its authorized representative (A) has sufficient knowledge or experience in financial and business matters to enable an evaluation of the merits and risks of owning one or more Units in the Company, and (B) has access to all of the information that would otherwise be available to it if the offering of the Units were registered under the 1933 Act; (f) it or its authorized representative has provided to the Managers all of the information requested by the Managers to make a reasonable determination that the Member or, where applicable, its authorized representative, satisfies the requirements set forth in (e) above.
       5.5 Meetings of Members. Annual meetings of the Members shall not be required. A meeting of the Members may be called at any time by any of the
Managers and shall be called by the President for any proper purpose upon written request of Members of the Company holding in the aggregate: with respect to matters requiring voting by the Members, not less than 10% of the outstanding
Units, such request specifying the purpose or purposes for which such meeting is to be called; or, in the case of a meeting for the purpose of voting on the question of
Removal of any Manager upon written request of the Members entitled to vote on the Removal of such Managers holding in the aggregate not less than 10% of the outstanding Units; or, in the case of a meeting for the purpose of voting on the question of removal of the independent public accountants of the Company, upon written request of Members holding in the aggregate not less than 10% of the outstanding Units. Any Meeting shall be held within or without the State of Delaware on such day and at such time as the
Managers shall designate and, in the case of any meeting called by the President as a result of a Member's written request, within sixty (60) days of such written request or such longer period as is approved by the Managers.
       5.6 Notice of Meeting and Record Date. Notice of all meetings of
Members stating the time, place and purposes of the meeting, shall be given by the
Managers by mail to each Member entitled to vote thereat at his registered address, mailed at least ten Business Days and not more than 90 days before the meeting.
Any adjourned meeting may be held as adjourned without further notice. For the purposes of determining the Members who are entitled to notice of and to vote at any meeting, the Managers may, without closing the transfer books, fix a date not more than 90 days prior to the date of such meeting of Members as a record date for the determination of the Persons to be treated as Members of record for such purposes.
       5.7 Voting. Members shall have no power to vote on any matter except matters on which a vote of Members is required by applicable law, the Certificate, this Agreement or resolution of the Managers. Voting by the Company's Members shall be in accordance with any provisions set forth in this Agreement. Subject to any provisions of the 1940 Act, this Agreement or (to the extent authorized) a resolution of the Managers specifying a greater or lesser vote requirement for the transaction of any item of business at any meeting of Members, the affirmative vote of a Majority-in-Interest of the Members entitled to vote on the subject matter shall be the act of the Members with respect to such matter.

                          ARTICLE VI.

                  COMPENSATION OF THE MANAGER
S AND OFFICERS
       6.1 Compensation of the Managers and Officers.
       Neither the Managers nor the Officers shall receive any compensation from the Company for their services to the Company; provided, however, that nothing herein shall prevent the Company from paying compensation to the Managers or
Officers in the future if it is consistent with the 1940 Act and is approved by a
Majority-in-Interest Vote of the Members. An Officer or Manager who holds any position with Brazos or any Affiliate thereof may also be compensated by Brazos or such Affiliate in such separate capacity.
       6.2 Expense Reimbursements
           (a) Brazos shall pay for all Organizational
Expenses incurred on
behalf of the Company, without reimbursement therefor from the Company.
           (b) Subsequent to the Effective Date, Brazos shall pay the reasonable ongoing operational expenses of the Company, including but not limited to the costs of hiring attorneys, accountants, administrators and custodians for the
Company's Assets, complying with the Act and the 1940 Act, and the preparation and making of all filings required in connection therewith. The Managers and
Officers shall be entitled to reimbursement from Brazos for all such expenses reasonably incurred on the Company's behalf.

                                 ARTICLE VII.
                         DISTRIBUTIONS
       7.1 Distribution of Net Income Among Members.
  Net income received
by the Company, after the establishment of reserves under
Section 7.2, shall be
distributed from time to time among the Members pro rata in accordance with their respective Ownership Percentages. Notwithstanding anything in this Agreement to the contrary, the Company shall make no Distributions except to the extent permitted under the Act.
       7.2 Establishment of Reserves. Notwithstanding anything to the contrary in Section 7.1 hereof, the Company may retain an amount of cash it deems reasonably necessary to satisfy the obligations of the Company on an annual net operating basis including, without limitation, debt payments, replacements and unforeseen contingencies. Other Company funds that the Managers or Officers determine are not needed for Company reserves or operations shall be distributed to the Members from time to time in the Managers' sole discretion in accordance with Section 7.1 hereof.

                            ARTICLE VIII.

                MAINTENANCE OF CAPITAL ACCOUNTS
;
                   ALLOCATION OF COMPANY NET
            INCOME, NET GAIN, NET LOSS, AND CREDIT

       8.1 Capital Accounts.

           (a) There shall be established for each of the Members, on the books and records of the Company, an account (a "Capital Account"), which shall initially be zero and which shall be maintained in accordance with the following provisions:
               (i) Each Member's Capital Account shall be increased by the amount of such Member's (A) initial Capital Contribution, (B) additional contributions of capital, (C) allocable share of net income and net gain, including income and gain exempt from tax and gain described in Regulation Section 1.704-1(1)(2)(iv)(g), and (D) any items in the nature of income or gain that are specially allocated pursuant to this Article VIII.
               (ii)  Each Member's Capital Account shall be
decreased by the
amount of (A) money and the Fair Market Value of any Company property (net of liabilities secured by such property that such Member is considered to assume or take subject to under Section 752 of the Code, as determined by the Managers pursuant to this Article VIII) distributed to such Member in accordance with the terms of this Agreement pursuant to any provision of this Agreement, (B) such
Member's allocable share of net losses and deductions of the Company, including items of loss and deduction described in Regulation Section 1.704-1(b)(2)(iv)(g),
(C) any items in the nature of expenses or losses that are specially allocated under this Article VIII, (D) such Member's share of (1) the Company's expenditures described in Section 705(a)(2)(B) of the Code, if any, and (2) such expenditures of the Company as are to be treated as Section 705(a)(2)(B) expenditures by virtue of Regulation Section 1.704-1(b)(2)(iv)(i), and (E) the amount of any liabilities of such Member that are assumed by the Company.
               (iii)  In the event that any Unit in the
Company is Transferred
in accordance with the terms of this Agreement, the transferee shall succeed to the
Capital Account of the transferor to the extent it relates to the transferred interest.
               (iv)  In the event that the Value of any
Company Asset is
adjusted pursuant to Section 8.1(b) hereof, the Capital Accounts of all Members shall be adjusted in accordance with Regulation Sections 1.704-1(b)(2)(iv)(f),
1.704-1(b)(2)(iv)(g), or Regulation Section
1.704-1(b)(2)(iv)(m), as applicable, to
reflect such adjustment.
               (v)  The foregoing provisions and the other
provisions of this
Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulation Section 1.704-l(b), and shall be interpreted and applied in a manner consistent with such Regulation. Moreover, the amount of any liability for purposes hereof shall be determined under Code Section 752 and the Regulations thereunder. In the event that the Managers shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulation, the Managers may make such modification. The Managers also shall make any appropriate modifications (A) as necessary to comply with Regulation Section 1.704-1(b)(2)(iv)(q), and (B) in the event unanticipated events might otherwise cause this Agreement not to comply with Regulation Section 1.704-1(b).
           (b) The "Value" of a Company Asset shall be its adjusted basis for
Federal income tax purposes. The Value of the Company's Assets shall be adjusted to equal the gross Fair Market Value of such Assets as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing
Member in exchange for more than a de minimis amount (as that term is used in
Regulation Section 1.704-1(b)(2)(iv)(f)) contribution of capital; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company Assets or money if the Managers reasonably determine that such adjustment is necessary or appropriate to reflect the economic interests of the Members in the Company;
and (iii) the liquidation of the Company for Federal income tax purposes within the meaning of Regulation Section 1.704-1(b)(2)(ii). The Value of Company Assets shall also be increased (or decreased) to the extent that adjustments to the adjusted basis of such Assets pursuant to Code Section 734(b) or Code
Section 743(b) have
been taken into account for purposes of
determining Capital Accounts in accordance with Regulation
Section 1.704-1(b)(2)(iv)(m), unless such adjustments have already been accounted for pursuant to the preceding sentence of this Section 8.1(b). If the Value of an Asset has been determined or adjusted pursuant to this Section 8.1(b), such Value shall thereafter be adjusted by the depreciation taken into account with respect to such Asset for purposes of computing net income and net losses. Moreover, notwithstanding the foregoing, the Value of any Company Asset, if any, distributed to any Member shall be the gross Fair Market Value of such asset on the date of distribution.
       8.2 Allocation of Net Income, Gain, Loss, Deduction and
Credit; Qualified
Income Offset.
           (a) Net profits, net losses and other items of income, gain, loss, deduction and credit for each Fiscal Year shall be determined pursuant to the method of accounting used by the Company for Federal income tax purposes, and except as otherwise provided in this Article VIII, shall be allocated among the
Members in proportion with their respective Ownership
Percentages.
           (b) In the event that any Member unexpectedly receives any adjustment, allocation or distribution described in Regulation Sections
1.704-1(b)(2)(ii)(d)(4), (5) or (6), such Member shall be
specially allocated items
of Company income and gain in an amount and manner sufficient to eliminate as quickly as possible (as required by the Regulations) any deficit in its Capital
Account; provided that an allocation pursuant to this Section 8.2(b) shall be made only if and to the extent that such Member would have a Capital Account deficit
(determined after the adjustments set forth in Regulation
Section 1.704-1(b)(2)(ii)(d) and after adjusting such Member's Capital Account upward for any amounts such Member is obligated to restore or is deemed obligated to restore pursuant to Regulation Sections 1.704-1(b)(2)(ii)(c), 1.704-2(g)(1),
and 1.704-2(i)(5), after
all other allocations provided for in this Article VIII have been tentatively made as if this Section 8.2(b) were not in this Agreement. This
Section 8.2(b) is intended
to satisfy the provisions of a qualified income offset under Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
       8.3 Code Section 704(c) Tax Allocations. In accordance with Code
Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for Federal income tax purposes and its initial Value. In the event the Value of a Company
Asset is adjusted pursuant to Section 8.1(b) of this Agreement, subsequent allocations of income, gain, loss, and deduction with respect to such Asset shall take account of any variation between the adjusted basis of such Asset for Federal income tax purposes and its Value in the same manner as under Code Section
704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocation shall be made by the Managers in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this
Section 8.3 are solely for purposes of Federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital
Account or share of profits, losses, other items, or Distributions pursuant to any provision of the Agreement.
       8.4 Minimum Gain Chargeback. Except as otherwise provided in
Regulations Section 1.704-2(f), notwithstanding any other provision of this
Agreement, if there is a net decrease in partnership minimum gain (within the meaning of Regulations Section 1.704-2(b)(2) and 1.704-2(d)) during any year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in partnership minimum gain, determined in accordance with Regulations Section
1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section is intended to comply with the minimum gain charge-back requirement in Regulations Section
1.704-2(f) and shall be interpreted consistently therewith.
       8.5 Adjustments.
           (a)  Except as otherwise provided in this
Agreement, all items of
Company income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share net income or net losses, as the case may be, for the year.
           (b) If any Unit in the Company is Transferred during any Fiscal
Year, the net income, net gain, net loss and other tax items attributable to such Unit for such Fiscal Year will be divided and allocated proportionately between the transferor and the transferee by taking account of their varying interests in the
Company during such Fiscal Year on a daily, monthly, or other basis, as determined by the Managers, using any method permitted by Section 706 of the Code and the
Regulations promulgated thereunder. Distributions made on or after the effective date of such transfer shall be made to the transferee, regardless of when such
Distributions accrued on the books of the Company. The effective date of the
Transfer shall be (a) in the case of a voluntary

Transfer, the date on which the Company receives notice of the Transfer, or (b) in the case of an involuntary transfer, the date of the operative event.
           (c) Upon a Transfer of a Unit, or upon the death of a Member, or upon the death of a member of a pass-through entity that is a Member, or, as provided in Section 8.1(b), the Company shall elect in a timely manner pursuant to
Section 754 of the Code and pursuant to corresponding provisions of applicable state and local tax laws, to adjust the basis of the Assets of the Company pursuant to Sections 734 and 743 of the Code.
           (d) Notwithstanding any other provision of this Agreement, the
Managers are specifically authorized, upon the advice of the accountants or legal counsel for the Company, to amend this Article VIII to comply with any Regulations with respect to the distributions and allocations of the Company and any such amendment shall become effective without the approval of any other Member.

                          ARTICLE IX.

                     ACCOUNTING PROCEDURE
       9.1 Fiscal Year. The fiscal year of the Company ("Fiscal Year") shall begin on January 1 and shall end on December 31 of each year; provided, however, that the first Fiscal Year of the Company shall begin on the Effective Date.
       9.2 Books of Account. At all times during the existence and continuance of the Company, the Managers shall cause to be kept accurate, complete, and proper books, records, and accounts pertaining to the Company's affairs, including: (a) a list of all Members, Capital Contributions, Units outstanding, Ownership
Percentages, and Capital Accounts; (b) a copy of the Certificate and all amendments thereto and all powers of attorney pursuant to which the Certificate or any amendment thereto has been executed; (c) an original copy of the Agreement and all amendments thereto; (d) copies of the Company's Federal and state tax returns and financial statements; (e) the Company's books and records; and (f) such other records as are required by law to be kept. Such books and records shall be kept on the accrual basis of accounting in conformity with generally accepted accounting principles consistently applied
("GAAP"). The method of accounting followed by the Company for Federal income tax purposes shall be the accrual method. All books, records, and accounts of the
Company shall be kept at its principal office or at such other office as the Managers may designate for such purpose.
       9.3 Financial Reports. The Managers shall, within sixty (60) days after the end of each calendar quarter of Company operations beginning in 1995, cause to be prepared and furnished to each Member, (a) the balance sheet of the
Company as of the end of the calendar quarter then ended and a list of investments held by the Company during such quarter, (b) a related statement of cash flow and income or loss for the Company for the same period, and (c) such other information as is required under the 1940 Act. These financial statements shall be certified by the Treasurer to have been prepared in accordance with GAAP and to present fairly, in all material respects, the consolidated financial position and results of operations of the Company and its subsidiaries, if any. The above financial statements will contain the same level of detail of assets and liabilities and revenues and expenses that is supplied to the Managers and Officers.
       9.4 Annual Report. Within sixty (60) days after the end of each
Company Fiscal Year, the Managers shall cause to be prepared and furnished to each
Member (a) the balance sheet of the Company dated as of the end of the Fiscal Year then ended; (b) a related statement of cash flow and income or loss for the Company for the same year, together with a report thereon by a firm of independent certified public accountants selected in accordance with this Agreement and the 1940 Act with respect to the audit of such financial statements by such firm; (c) a statement of change in net assets and liabilities of the Company for the same year; and (d) a list of investments held by the Company during such Fiscal Year; and (e) such other information as is required by the 1940 Act. The Company shall also supply each
Member with copies of all tax filings made by the Company as soon as they are filed.
           9.4.1 Cost of Reports and Audits. The expenses incurred in furnishing the reports and information, as well as the annual audit of the books and records of the Company, as required by this Article IX, shall be borne by Brazos.
           9.4.2   Preparation and Filing of Income Tax
Returns and Other
Writings. The Managers shall cause the preparation and timely filing of all
Company tax returns, shall on behalf of the Company make such tax elections, determinations, and allocations as appear to be appropriate, and shall timely make all other filings required by any governmental authority having jurisdiction to require such filing, the cost of which shall be borne by the Company. The Managers will furnish copies of such returns to each Member. The Managers shall also cause to be delivered to the Members, within ninety (90) days after the expiration of each tax year of the Company, a Form K-1 prepared by the Company's accountant. This form shall show the allocation of profit or loss of the Company for Federal income tax purposes, including all separately stated items, to each Member. No election shall be made by the Company or any Member to be excluded from the application of the provisions of subchapter K of the Code or from any similar provision of state tax laws. Upon the distribution of any Asset of the

Company to any party hereto, the Company, at the Managers' option, may file an election in accordance with applicable Treasury Regulations to cause the basis of any Asset to be adjusted for federal income tax purposes as provided in sections
734, 743, and 754 of the Code.
           9.4.3 Controversies with the Internal Revenue Service. In the event of any controversy with the Internal Revenue Service or any other taxing authority involving the Company or any individual Member or Members, the outcome of which may adversely affect the Company, directly or indirectly, or the amount of the allocation of income, gain, loss, deduction, or credit of the Company to such Member, the Company may, at its option, incur expenses it deems necessary or advisable in the interest of the Company in connection with any such controversy, including, without limitation, reasonable attorneys' and accountants' fees. Brazos is hereby designated by the Members as the "tax matters partner" of the Company as defined in Section 6231(a)(7) of the Code and in such capacity shall represent the Company in any disputes, controversies or proceedings with the
Internal Revenue Service. The Company will promptly send to each Member a copy of all correspondence sent to or received from the Internal Revenue Service by the
Company.

                          ARTICLE X.

            TRANSFERABILITY OF OWNERSHIP INTERESTS;
           SUBSTITUTE MEMBERS AND ADDITIONAL MEMBERS

       10.1    Limitation on Transfer of Ownership Interests.
            (a) No Member may Transfer all or any part of its Ownership
Interest in the Company or substitute the transferee as a new Member without obtaining the prior written unanimous consent of the Managers, which consent may be withheld in each

Manager's sole and absolute discretion; provided, however, that in connection with the financing of his Capital Contributions (or any portion thereof) by any Person,
J.T. Crandall may grant a security interest in Distributions to be made with respect to his Units, and such grant shall not be considered a "Transfer" for purposes of this
Agreement nor shall any transfer made to the grantee in connection with such a security interest make the grantee or transferee a Member of the Company unless the consents otherwise required by this Agreement are received.
           (b) In any event, no such Transfer shall be allowed:
               (1)     if alone or when combined with other
transactions, it
would (A) cause the Company to be treated as an association taxable as a corporation for Federal income tax purposes, or (B) result in a termination of the partnership status of the Company within the meaning of
Section 708 of the Code;
               (2) unless (A) prior to the consummation thereof, all transferees with respect thereto shall have made to the Company in writing all of the representations required, in the sole judgment of the Managers, to ensure compliance with applicable securities laws, including those referenced in Section 5.4 hereof, and (B) if required in the sound discretion of the Managers, the Company is provided with an opinion of its legal counsel, or other legal counsel satisfactory to the Company's counsel, stating that such Transfer is exempt from the 1933 Act, and is permissible under all other applicable Federal and state securities laws without registration or qualification of any Security or any Person;
               (3) unless and until the Company receives from the transferee the information and agreements that the Managers may reasonably require, including but not limited to any taxpayer identification number and any agreement that may be required by any Taxing Jurisdiction.

       10.2 Transfers Not in Compliance with this Article Void. In the event that a Member no longer is or claims to be no longer the sole owner of its entire
Ownership Interest, it shall immediately deliver to the Company (i) a statement signed by the Member and the other interested parties setting forth the nature and the extent of the interest of each, the nature of the agreement between them, if oral, and a copy of the agreement, if written, and (ii) such other information, statements, and grants of power of attorney as may be requested by the Company. Any attempted Transfer of an Ownership Interest, or any part thereof, or any document purporting to admit a transferee as a Member that is not in compliance with Article
III and this Article X, however, shall be, and is declared to be, null and void ab initio. In the absence of a Transfer in accordance with this
Article X, any payment
to a Member or to his or its legal representatives shall acquit the Company and the
Managers of all liability to any other Persons who or which may be interested in such payment by reason of a Transfer by, or the death or termination of, such
Member.
       10.3 Admission of Substituted Members. A transferee of an Ownership
Interest (or any portion thereof) shall be admitted as a Member (a "Substituted
Member") and admitted to all the rights of the Member who initially assigned the
Ownership Interest, only with the unanimous approval of the Managers, which may be withheld in their sole and absolute discretion. If so admitted pursuant to the terms of Article III hereof, the Substituted Member shall have all the rights and powers and is subject to all the restrictions and liabilities of the Member originally having the Ownership Interest. The admission of a Substituted Member, without more, shall not release the Member originally assigning the Ownership Interest from any liability to the Company that may have existed prior to the approval.
       10.4 Admission of Additional Members. The Managers acting by unanimous consent may from time to time permit the admission of Additional
Members and, consistent with the terms hereof, determine the Capital Contributions and Capital Commitments of such Additional Members; provided, however, that no
Person subject to ERISA shall be admitted as an Additional
Member until the
Company has registered as an "investment company" under the 1940 Act.
       10.5 Certain Documents. Each transferee or potential transferee desiring to become a Substituted Member and each potential Additional Member, as a condition to its admission as a Member, shall execute and acknowledge such instruments (including, without limitation, an Admission Agreement and/or a power of attorney), in form and substance satisfactory to the Managers, as the Managers shall reasonably deem necessary or desirable to effectuate such admission and to confirm the agreement of the transferee as an Additional Member or Substituted
Member, as the case may be, to be bound by all the terms and provisions of this
Agreement with respect to the Ownership Interest (or portion thereof) acquired.
Except in connection with the admission of the first 100 Members of the Company, the cost of which shall be borne by Brazos, all reasonable expenses, including attorneys' fees incurred by the Company in connection with the admission or substitution of new Members, shall be borne by such Members.
       10.6 Indemnification by Transferring Members and Transferees. To the fullest extent permitted by applicable law, each Member Transferring and each transferee of, any Ownership Interest (or portion thereof) shall indemnify and hold harmless the Company, every Manager, Member or Officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of or arising from any misrepresentation, misstatement of facts or omission to state facts made (or omitted to be made) by such Member or transferee in connection with any Transfer of all or any part of any Ownership Interest in the Company, against expenses for which the Company or such other person has not otherwise been reimbursed
(including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by it in connection with such action, suit or proceeding;
provided, however, that the foregoing indemnification shall not be valid as to any Member who supplied the information which gave rise to any actual misrepresentation, misstatement of facts or omission to state facts.

                          ARTICLE XI.

STANDARDS OF CONDUCT; CONFLICTS OF INTEREST;
         LIMITATIONS ON LIABILITIES; INDEMNIFICATION;

       11.1    Liability of Members; Absence of Duties;
Conflicts.
           (a) The Members shall have no personal liability for the obligations of the Company. Except as may otherwise be required by the Act, no Member shall be liable for a return of the Assets of the Company delivered to such Member.
           (b) To the full extent allowed by applicable law, the failure of the
Company to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under the Agreement or the Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company.
           (c) To the fullest extent permitted by law, the Members shall have no duties (including but not limited to fiduciary duties) to each other.

           (d) Subject to the requirements of Section 17 of the 1940 Act and except as otherwise prohibited by law, a Member, including a Member that is also a Manager, shall be entitled to enter into transactions that may be considered to be competitive with, or a business opportunity that may be beneficial to, the Company, it being expressly understood that some of the Members may enter into transactions that are similar to the transactions into which the Company may enter.
           (e) A Member, including a Member that is also a Manager, does not violate a duty or obligation to the Company merely because the Member's conduct furthers the Member's own interest.
       11.2    Managers' and Officer's Standard of Care.
Each Manager's and
Officer's duty of care in the discharge of his or her duties to the Company and the other Members is limited to refraining from engaging in acts of Disabling Conduct.
In discharging its duties, each Manager and Officer shall be fully protected in relying in good faith upon the records required to be maintained under
Article IX hereof
and upon such information, opinions, reports or statements by any of its other
Managers, of Officers, or other agents, or by any other
Person, as to matters the
Manager reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the
Company, including information, opinions, reports or statements as to the value and amount of the Assets, liabilities, profits or losses of the Company or any other facts pertinent to the existence and amount of Assets from which Distributions to
Members might properly be paid.
       11.3 Liability and Indemnification of the Managers and Officers, and the
Tax Matters Partner.
           (a) Except to the extent required by applicable law, including specifically but not limited to the limitations imposed with respect to Disabling
Conduct in the 1940 Act, no Person acting in his capacity as a Manager or an
Officer of this Company shall be personally liable to the Company or its Members for money damages. No amendment of this Agreement or repeal of any of its provisions shall limit or eliminate the benefits provided to the Managers and Officers under this article with respect to any act or omission which occurred prior to such amendment or repeal.
           (b) The Company shall, to the fullest extent permitted by applicable law, indemnify and hold harmless the Officers of the Company, the Managers, the
Authorized Person, the "tax matters partner," and each director, manager, officer and employee thereof or Person who is deemed to control either the Company or a Manager (hereinafter collectively referred to as "Indemnitees") from and against any losses, claims, damages, liabilities or actions, joint or several, to which such
Indemnitees may be subject by virtue of any act performed by such Indemnitee, or omitted to be performed by any such Indemnitee, in connection with the business of the Company or its formation, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and shall reimburse each such
Indemnitee for any legal or other expenses reasonably incurred by such Person in connection with investigating, defending or preparing to defend any such loss, claim, damage, liability or action, except with respect to any matter as to which such Indemnitee shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Company or, in the case of any criminal proceeding, as to which he or she shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that the
Company shall not be liable to any Indemnitee to the extent that in the final judgment of a court of competent jurisdiction such loss, claim, damage, liability or action is found to arise from such Indemnitee's Disabling Conduct. Notwithstanding the foregoing, with respect to any action, suit or other Proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by Majority Vote of the Managers.
           (c) Notwithstanding the foregoing, no
indemnification shall be
made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by
(i) a Majority Vote of those Managers who are neither
Interested Persons of the
Company nor parties to the Proceeding ("Disinterested Non-Party Managers") that the Indemnitee is entitled to indemnification hereunder, or
(ii) if such vote is not
obtainable because of the lack of Disinterested Non-Party Managers, or even if obtainable, if such Majority so directs, independent legal counsel, in a written opinion, concludes that the Indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any Proceeding shall be authorized and made in accordance with paragraph (d) of this section.
           (d) Subject to any limitations provided by the 1940
Act and this
Agreement, the Company shall have the power and authority to advance expenses to any Indemnitee, and shall advance such expenses to the fullest extent permitted by law, and may indemnify other Persons providing services to the Company or any of its
Affiliates to the full extent provided by law as if the Company were a corporation organized under the Delaware General Corporation Law, provided in either event that such advance or indemnification has been approved by a Majority of the
Managers.
           (e) Notwithstanding any other provision of this
Section 11.3 to the
contrary, the indemnification obligations of the Company stated in this section shall be discharged by Brazos to the extent expressly agreed in writing by Brazos, with full rights of subrogation in Brazos in connection therewith.
       11.4 Board Action Regarding Indemnification. The Board of Managers may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this
Agreement shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. The
Company may carry insurance protecting it and potential Indemnitees from liabilities to third parties, to the extent practicable.
       11.5 Indemnification Rights Cumulative. The indemnification rights contained in this ArticleXI shall be cumulative of, and in addition to, any and all rights, remedies and recourses to which the Indemnitee shall be entitled, whether pursuant to the provisions of this Agreement, at law, or in equity. Except as otherwise provided in Section 11.3(e), indemnifications shall be made solely and entirely from the Assets, and no Member shall be personally liable to the
Indemnitees under this ArticleXI.

       11.6 Rights of Managers and Officers to Conduct Other Business. Subject to the requirements of Section 17 of the 1940 Act and the provisions of any
Company Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act, nothing contained in this Agreement shall be deemed to restrict in any way the freedom of each Member, Manager, or Officer, Brazos and each of their Affiliates, including any director, manager, officer, or employee of such Person, to conduct any other business or any other activity whatsoever, including without limitation, the acquisition, holding and disposing of real estate, Securities or assets of any entity whether or not such activities would also have been appropriate for the Company, and without having or incurring any obligation to offer any interest therein to the
Company or any Member. No Manager or Officer shall be deemed to have a conflict of interest by virtue of any such activity or by virtue of its employment by or relationship to Brazos or any of its Affiliates or the activities undertaken by them.

                         ARTICLE XII.

                       POWER OF ATTORNEY
           12.1    Authority to Execute Documents.  During the
Term of the
Company and (to the extent any Manager remains) during any additional period authorized in accordance with this Agreement to dissolve, liquidate and wind up its affairs of the Company, each of the undersigned Members hereby irrevocably designates and appoints the Managers, and any successors of each Manager, and any duly appointed agent of any Manager, with full power of substitution, to be the
Member's true and lawful attorney-in-fact with the power from time to time in the name, place, and stead of the Member to do any ministerial act necessary to qualify the Company to do business under the laws of any jurisdiction in which it is necessary to file any instrument in writing in connection with such qualification, and to make, execute, swear to and acknowledge, amend, file, record, deliver, and publish in conformance with the provisions of this Agreement (i) the Certificate; (ii) a counterpart of this Agreement or of any amendment hereto for the purpose of filing or recording such counterpart in any jurisdiction in which the Company may own property or transact business;
(iii) all certificates and other instruments necessary to qualify or continue the
Company as a limited liability company in Delaware or in any jurisdiction where the
Company may own property or be doing business; (iv) any fictitious or assumed name certificate required or permitted to be filed by or on behalf of the Company;
(v) any other instrument that is now or may hereafter be required by law to be filed for or on behalf of the Company; (vi) any other instruments or documents that the
Managers deem necessary to conduct the operations of the Company; provided that such instrument or document is not inconsistent with the terms of this Agreement in effect at that time; (vii) any amendment to this Agreement pursuant to Section
13.1 hereof; and (viii) a certificate or other instrument evidencing the dissolution or termination of the Company when such shall be appropriate in each jurisdiction in which the Company shall own property or do business.
       12.2 Survival of Power. The existence of this Power of Attorney shall not preclude execution of any such instrument by a Member individually on any such matter. This limited Power of Attorney shall not be revoked and shall survive the
Transfer by a Member of all or part of its Ownership Interest in the Company and, being coupled with an interest, shall survive the death, incapacity, or dissolution of the Member to the extent that it may legally contract for such survival. Any person dealing with the

Company may conclusively presume and rely upon the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular, and binding without further inquiry. This Power of Attorney may be exercised for each Member by a signature of the Managers or their designee(s) or by listing the names of all the Members and executing any instrument with the signatures of the Managers or their designee(s) acting as attorney-in-fact for all of them.

                         ARTICLE XIII.

                           AMENDMENT

           13.1    Amendment.
               (a) Any provision of this Agreement may be amended by
Majority-in-Interest Vote of the Members, provided that no amendment of this
Agreement shall, without the consent of the affected Member
(i) increase the
liability of a Member beyond the liability of such Member expressly set forth in this
Agreement or as applicable, its Admission Agreement, or otherwise modify or affect the limited liability of such Member; (ii) change the maximum Capital Contribution required of any Member (other than as provided in this Agreement or its Admission
Agreement); or (iii)change the method of allocations made under the provisions of
Articles VII, VIII, and XV hereto to any Member (except as allowed by this
Agreement).
           (b) For any amendment the Managers shall deliver to each Member, as provided for in Section 13.1, written notice requesting if necessary such
Member's consent and upon receipt of the required consents and execution of the documents setting forth the amendment, such amendment shall become effective.
Any alleged amendment hereto that is not so documented shall be ineffective.

                         ARTICLE XIV.

                   DISSOCIATION OF A MEMBER

       14.1 Dissociation. A Person shall cease to be a Member upon the happening of any of the following events:
           (a) the expulsion of a Member prior to the expiration of the Term, which may be effected only by the unanimous vote of the Managers and upon a finding of Disabling Conduct by such Member that has a material adverse effect on the Company;
           (b) the Member's becoming a Bankrupt Member;
           (c) in the case of a Member who is a natural person, the death of the Member or the entry of an order by a court of competent jurisdiction adjudicating the Member insane or incompetent to manage the Member's personal estate;
           (d) in the case of a Member who is acting as a Member by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee);
           (e) in the case of a Member that is a separate Organization other than a corporation, the dissolution and commencement of winding up of the
Organization;
           (f) in the case of a Member that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; or
           (g) in the case of an estate, the distribution by the fiduciary of the estate's entire interest in the Company.

       14.2 No Member Resignation. No Member may resign or withdraw voluntarily, nor shall any Member have the right to have its Units redeemed by the
Company, prior to the expiration of the Term.
       14.3    Rights to Distributions Upon Dissociation or
Merger.
           (a) Upon its Dissociation, a Member shall not be entitled to any
Distribution prior to the end of the Term or the earlier dissolution of the Company without the prior unanimous consent of the Managers which may be withheld in their sole and absolute discretion.
           (b)  Upon any merger or consolidation of the
Company with any
other Organization in accordance with the Act, no Member shall have any rights of appraisal in connection with its Units except to the extent expressly set forth in any plan of merger or consolidation duly adopted in accordance with the Act.

                          ARTICLE XV.

                  DISSOLUTION AND WINDING UP

       15.1 Dissolution. The Company shall be dissolved and its affairs wound up, upon the first to occur of the following events:
           (a) the Termination Date;
           (b) the unanimous written consent of all of the Members or all of the Managers;
           (c) the Dissociation of any Manager (or of any Member at any time that the Managers do not meet the Rev. Proc. 95-10 Member-Manager
Requirements), unless the business of the Company is continued with the consent of those remaining Members holding a majority of the Units held by all of the remaining Members;
           (d) judicial dissolution of the Company as provided for in the Act;
or

           (e) the occurrence of any other event causing the dissolution of a limited liability company under the laws of the State.

       15.2 Effect of Dissolution. Upon dissolution, the Company shall cease carrying on (as distinguished from the winding up of) the Company business, but the Company is not terminated and will continue until the winding up of the affairs of the Company is completed and the certificate of dissolution has been issued by the Secretary of State. The Managers or their designee shall give written notice of such termination to the Members which shall state that the Assets of the Company are to be liquidated in an orderly fashion with appropriate reserves maintained for then existing and potential obligations and contingent liabilities of the Company.
Upon termination for any reason whatsoever, the Company shall thereafter engage in no further business other than that necessary to wind up the business and to distribute the Company's Assets.
       15.3    Distributions Upon Dissolution.
           (a) Upon dissolution of the Company, the Managers or their designee shall act as liquidating trustee(s) regarding the disposition of the Assets for cash and the winding up of its affairs, to pay and discharge all liabilities and obligations of the Company, and to distribute all cash remaining and any Assets which cannot be disposed of to the Members as described below.
 The liquidating
trustees shall be under no liability with respect to the Assets held by the Company upon dissolution except to hold and maintain the same in the Company until disposed of in accordance with the terms of this Agreement. Every reasonable effort shall be made to dispose of the Assets so that the liquidating distributions to the
Members shall be made in cash. If any non-cash Assets must be distributed in kind, the liquidating trustees shall ascertain the Fair Market Value by appraisal or other reasonable means of such Assets remaining unsold, and each Member's Capital Account shall be charged or credited, as the case may be, as if such Assets had been sold at such Fair Market Value and the net gain or net loss realized thereby had been allocated to and among the Members in accordance with
Section 8.3 above. All of the Assets of the Company, including, without limitation, all cash and property, if any, then on hand in the Company, shall be applied and distributed, with reference to the Fair Market Value thereof, by the liquidating trustee(s). A reasonable time shall be allowed for the orderly liquidation of the
Assets and the discharge of liabilities to creditors so as to minimize any losses attendant upon a liquidation. The cash proceeds from the liquidation, to the extent sufficient therefor, shall first be applied and distributed in the following order:
               (i) to the creditors of the Company, including Members who are creditors to the extent permitted by law, in satisfaction of Company liabilities;
               (ii)     to setting up the reserves that the
liquidating trustee(s)
may deem necessary for contingent or unforeseen liabilities or obligations of the
Company or of the liquidating trustees arising out of or in connection with the
Company or its liquidation; provided that such withheld amounts shall be distributed to the Members as soon as the liquidating trustee(s) determine, in their discretion, that such amounts are no longer necessary to be retained; and
               (iii) to the Members in an amount equal to the credit balances of their respective Capital Accounts in the ratio that the positive balance of each
Capital Account bears to the sum of the positive balances of all Capital Accounts.
           (b) The remaining Assets shall be distributed to the Members in kind on the basis of the ratio which each Member's Capital Contributions made to the
Company pursuant to Article III (adjusted, where applicable, as provided in Article
III) bears to
the aggregate Capital Contributions made to the Company by all Members, as such ratio may be adjusted pursuant to this Agreement. It is the intent of the Members that the distribution of assets to and among the Members pursuant to this Section
15.3(b) be identical in amount to that which would have occurred had the distribution pursuant to this Section 15.3(b) been made in accordance with the respective positive Capital Account balances of the Members, following the adjustment of such Capital Accounts for (i) the Members' prior contributions, distributions, allocations of income, gain, loss and deduction (including allocations of any hypothetical gain or loss attributable to Company property previously distributed in kind to the Members), and any other adjustments required by Section
704(b) of the Code and the Treasury Regulations thereunder, and (ii) any allocations of gain or loss (including allocations of any hypothetical gain or loss attributable to Company Assets that will be distributed in kind to the Members) required to be made in connection with the dissolution and liquidation of the
Company but prior to the distribution contemplated by this
Section 15.3(b).  In the
event that the amount that would be distributable to and among the Members pursuant to the first sentence of this Section 15.3(b) differs from the amount that would have been distributable pursuant to the immediately preceding sentence hereof, income and/or loss shall be allocated to and among those Members with respect to whom any such disparity exists to the least extent necessary to cause the amount such Members would receive upon a liquidating distribution in accordance with positive balances in their respective Capital Accounts, as adjusted pursuant to this sentence, to equal the amount such Members receive as a liquidating distribution pursuant to the first sentence of this Section 15.3(b).
           (c) The liquidating trustees shall comply with any requirements of the Act or other applicable law, except as permitted thereby to be modified by this
Agreement, pertaining to the winding up of a limited liability company, at which time the Company shall stand liquidated.
           (d) The liquidating trustees shall be under no liability with respect to the Assets held by the Company upon termination except to hold and maintain the same in the Company until disposed of in accordance with the terms of this
Agreement. The Members shall look solely to the Assets of the Company for the return of their respective Capital Contributions and, if the Company Assets remaining after the payment or discharge of the debts and liabilities of the Company are insufficient to return their Capital Contributions, they shall have no recourse against the liquidating trustees or any Member for that purpose.
       15.4 No Obligation to Restore Deficit Capital Accounts. No Member with a deficit balance in its Capital Account shall have any obligation to the Company or any other Member to restore said deficit balance. In addition, no venturer or partner in any Member shall have any liability to the Company or any other
Member for any deficit balance in such venturer's or partner's capital account in the
Member in which it is a partner or venturer. Furthermore, a deficit Capital Account balance of a Member (or a capital account of a partner or venturer in a Member) shall not be deemed to be a liability of such Member (or of such venturer or partner in such Member) or a Company Asset.
       15.5 Certificate of Dissolution. The winding up of the Company shall be completed when all debts, liabilities, and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining Assets of the Company have been distributed to the Members in accordance with the terms hereof. Upon the completion of winding up of the
Company, a certificate
of dissolution shall be delivered by the President or, in his absence, any Manager, or, in their absence, any Member, to the Secretary of State for filing. The certificate of dissolution shall set forth the information required by the Act.

                         ARTICLE XVI.
                 ADMINISTRATION OF THE COMPANY
       16.1 Depositories. The funds of the Company shall be deposited with such banks or other depositories as the Board of Managers of the Company may from time to time determine.
       16.2 Custodians. All securities and other investments shall be deposited in the safe keeping of such banks or other companies as the Board of Managers may from time to time determine. Every arrangement entered into with any bank or other company for the safe keeping of the securities and investments of the
Company shall contain provisions complying with the 1940 Act.
       16.3 Independent Public Accountants. The firm of independent public accountants which shall sign or certify the financial statements of the Company which are filed with the Commission shall be selected annually by the Board of
Managers and ratified by the Members in accordance with and to the extent required by the provisions of the 1940 Act. The initial accountants shall be KPMG
Peat Marwick.
       16.4    Checks, Drafts, Etc.
           (a) All checks, notes, drafts, acceptances, bills of exchange and orders for the payment of money and other evidences of indebtedness, issued in the name of the Company, shall, unless otherwise provided by resolution of the Board of Managers, be signed by the President, any Vice-President, or the Treasurer.

           (b) Stock certificates, bonds or other securities at any time owned by the Company may be held on behalf of the Company or sold, transferred or otherwise disposed of subject to any limits imposed by this Agreement and pursuant to authorization by the Board of Managers and, when so authorized to be held on behalf of the Company or sold, transferred or otherwise disposed of, may be transferred from the name of the Company by the signature of the President, any
Vice President or the Treasurer or pursuant to any procedure approved by the Board of Managers, subject to applicable law.
           16.5 Bonding. The Board of Managers shall provide and maintain on behalf of the Company and at the expense of Brazos a bond which shall be issued by a reputable fidelity insurance company in accordance with the 1940 Act to cover the Company's Managers, Officers and agents, as applicable, and may require any other agent or employee of the Company to give a bond to the
Company, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Managers.

                        ARTICLE  XVII.
        ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS
       17.1    Notices.  All notices, reports and other
communications given
pursuant to this Agreement shall be in writing and shall
either be mailed by first
class mail, postage prepaid, certified or registered with return receipt requested, delivered in person or by nationally recognized overnight
courier, or sent by
telecopier or prepaid telegram followed by confirmatory letter. Notice sent by mail in the foregoing manner shall be deemed served or given two
(2) Business Days
after deposit in the United States Postal Service.  Notice
delivered by nationally
recognized overnight courier shall be deemed
served or given one (1) Business Day after delivery to the courier, charges prepaid.
Notice given by telecopier shall be deemed given twelve (12)
hours after being
telecopied and receipt has been confirmed either electronically or otherwise. Notice given to the Company, a Manager or a Member in any other
manner shall be
effective only if and when received by the addressee.  For
purposes of notice, the
address of each Member shall be the address as stated opposite the Member's name
on the signature page of this Agreement or any Admission
Agreement; provided,
however, that each Member shall have the continuing right to change its address for notice hereunder to any other location by giving thirty (30)
days' prior notice of
such change to the Company in the manner set forth above.  For the purposes of all
notices to the Company, its address shall be 700 N.E.
Multnomah, Suite 1600,
Portland, Oregon 97232-4116, and copies of all such notices
shall also be sent to
the attention of Robert H. Gidel, 600 E. Las Colinas
Boulevard, Suite 460, Irving,
Texas 75039, telephone (214)831-2000.  For purposes of notice to the Managers,
each of their addresses shall be as follows:
       J.T. Crandall       c/o Brazos Principal GenPar, L.P.
                       600 E. Las Colinas Blvd., Suite 460
                       Irving, Texas  75039

       Robert F. Lanz      c/o PacifiCorp
                       700 N.E. Multnomah, Suite 1600
                       Portland, Oregon  97232-4116

       Nori Gerardo        c/o Pension Consulting Alliance
                       514 N.W. 11th Avenue, No. 203
                       Portland, Oregon  97209

provided, however, that each Manager listed above (and any successor Manager appointed pursuant to the terms hereof) shall have the continuing right to change its address for notice hereunder to any other location by giving thirty (30) days' prior notice of such change to the Company in the manner set forth above.

       17.2    Law Governing.  THIS AGREEMENT IS MADE PURSUANT
TO AND
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE EXCLUSIVE OF ITS LAWS REGARDING THE CONFLICT OF LAWS, EXCEPT TO THE EXTENT SUCH STATE'S LAW MAY BE PREEMPTED BY APPLICABLE FEDERAL LAWS.
       17.3 Entire Agreement; Rules of Construction. (a) This Agreement, together with the exhibits hereto, contains the entire agreement among the
Members relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein; provided, however, that this Agreement may be amended and supplemented in writing from time to time as provided in Section 13.1 hereof.
           (b) The Members hereby agree that each Member shall be entitled to rely on the provisions of this Agreement, and no Member shall be liable to the
Company or to any Member for any action or refusal to act taken in good faith reliance on the terms of this Agreement. The Members and the Company hereby agree that the duties and obligations imposed on the Members of the Company as such shall be those set forth in this Agreement, which is intended to govern, to the fullest extent permitted by law, the relationship among the Company, the Members, and the Managers.
           (c) All references to days in this Agreement mean calendar days unless otherwise provided. Any day or deadline or time period hereunder which falls on a non-Business Day shall be deemed to refer to the first Business Day following.
       17.4    Severability.
           (a) The provisions of this Agreement are severable, and if the
Managers shall determine, with the advice of counsel, that any of such provisions are in conflict with applicable law, the conflicting provision shall be revised to the minimum extent necessary to bring it into compliance with applicable law and with a view toward preserving to the maximum extent possible the original bargain of the parties hereto, and provided, also, that such determination shall not affect any of the remaining provisions of this Agreement.
           (b) If any provision of this Agreement shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall apply only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.
       17.5 Gender and Number. Whenever required by the context, as used in this Agreement, the singular number shall include the plural, the neuter shall include the masculine or the feminine gender, and the masculine gender shall include the neuter or the feminine gender.
       17.6 Captions. The Article and Section headings appearing in this
Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any Article or Section hereof.
       17.7 Counterparts and Execution. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement for all purposes, and all of which when taken together shall constitute one Agreement among each of the parties hereto on the dates respectively indicated in the signatures of the parties, notwithstanding that all of the parties are not signatories to the original or the same counterpart, such Agreement to be effective as of the
Effective Date first set forth above. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, with such single counterpart with multiple executed signature pages affixed thereto constituting the original counterpart instrument. All of those counterpart pages shall be read as though one, and they shall have the same force and effect as if all the signers had executed a single signature page.
       17.8  Consents and Waivers.
           A Member's or Manager's waiver, consent, failure to object, failure to seek redress, course of conduct, or failure to insist upon the strict performance of any covenant or condition of this Agreement shall not be considered or construed as a waiver or consent for subsequent matters or other obligations or rights of the
Member.
       17.9 Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.
       17.10 Waiver of Right to Partition. Each of the parties hereto irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to a Company Asset.
       17.11 Successors and Assigns. Each and all of the covenants, terms, provisions, and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective successors and assigns.
       17.12 No Partnership Intended for Nontax Purposes. The Members have formed the Company under the Act, and expressly do not intend hereby to form a partnership under either the Delaware Uniform Partnership Law or the
Delaware Revised Uniform Limited Partnership Act. The Members do not intend to be partners one to another, or partners as to any third party for any purpose other than federal, state, local and foreign tax purposes. To the extent any Member, by word or action, represents to another person that any other Member is a partner or that the
Company is a partnership for any other purpose, the Member making such wrongful representation shall be liable to any other Member who incurs personal liability by reason of such wrongful representation.
       17.13 Rights of Creditors and Third Parties under this Agreement.
The Agreement is entered into among the Company and the Members for the exclusive benefit of the Company, its Members, and their successors and assignees.
The Agreement is expressly not intended for the benefit of any creditor of the
Company or any other Person. Except and only to the extent provided by applicable statute, no such creditor or third party shall have any rights under the Agreement, any Admission Agreement or any agreement between the Company and any Member with respect to any Capital Contribution or otherwise.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as the Initial Members as of the day and year first above written, and also to acknowledge their appointment hereunder as Managers of the Company and as attorneys-in-fact of the Members and to signify their understanding and acceptance of the terms and provisions of this Agreement.

ADDRESSES:INITIAL MEMBERS:









Name:  J.T. Crandall








Name:  Robert F. Lanz









Name:   Nori Gerardo




BRAZOS PRINCIPAL GENPAR, L.P.,
  a Delaware Limited Partnership



By:
Its:

ACKNOWLEDGED AND APPOINTMENT ACCEPTED:

                     INITIAL MANAGERS:




                     Name:   J.T. Crandall





                     Name:   Robert F. Lanz





                     Name:   Nori Gerardo


                    SCHEDULE A - Initial Members and
                         Capital Contributions


                       INITIAL MEMBERSINITIAL CAPITAL
CONTRIBUTIONS
INITIAL
UNITSTOTAL CAPITAL
COMMITMENT

TOTAL
UNITS
J.T. Crandall

Robert F. Lanz

Nori Gerardo

Brazos Principal GenPar, L.P.


$110,000

$    100

$    100

$  5,000
 5500.0

    5.0

    5.0

  250.0
$187,500

$    100

$    100

$ 10,000
9,375.0

    5.0

    5.0

  500.0

                SCHEDULE B - Investment Objectives
                           and Policies



         All capitalized terms have the meanings assigned to them in the Operating
Agreement.

     (a) Investment Objective

         The investment objective of the Company shall be to seek high total returns by buying, selling, exchanging or otherwise acquiring, holding, trading, investing in, managing, and dealing with Qualified Investments, whether such assets are acquired directly, or indirectly through partnerships, joint ventures, or otherwise.

     (b) Investment Policies

         In pursuing its objective, the Company shall focus primarily on acquiring, directly or indirectly, managing and disposing of distressed mortgage loan and owner real estate portfolios, and high yield commercial mortgage-backed Securities, including but not limited to investing in entities organized or to be organized by Brazos and its Affiliates.

           The Company reserves the right to engage in, and intends, with respect to each of the following categories:

         Classification

                 to ensure that the Company at all times is an investment company for purposes of the 1940 Act and is duly registered as such under the 1940 Act, and to exercise all of the powers necessary or appropriate to the conduct of such operations;

                 to operate as and carry on the business of a closed end, non-diversified investment company, and exercise all of the powers necessary or appropriate to the conduct of such operations;

         Other Loans

                 to invest also in:

                 (A) U.S. Government debt Securities that have an effective duration at the time of purchase no greater than the effective duration of the two-year U.S. Treasury note, including U.S. Treasury Securities and Securities issued by agencies or instrumentalities of the U.S. Government;

                 (B) corporate debt Securities that have an effective duration at the time of purchase no greater than the effective duration of the two-year U.S. Treasury note and that are rated in one of the four highest rating categories by a nationally recognized rating agency; and

                 (C) short-term debt investments that have a remaining term to maturity at the time of purchase of no greater than one year, including commercial paper rated not lower than A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's
Investors Services, Inc. ("Moody's") and other money market instruments of similar credit standing, non-contingent interest bearing deposits in banks chartered by or within the
United States with long-term ratings at least A- and money market mutual funds

         Borrowing

                 to borrow money, to the extent consistent with the 1940 Act, only
(1) to effect its day-to-day operations using limited (under $10,000) short-term trade credit; (2) as needed to preserve the value of any investment previously made, as provided in Section 3.4 of the Operating Agreement, or (3) for any other proper purposes upon a
Majority-in-Interest Vote of the Members;

         Issuance of Senior Securities

                 not to engage in the issuance of Senior
Securities;

         Underwriting Activities

                 not to engage in the business of underwriting
Securities issued by any
other Person;

         Commodities Investments

                 not to engage in commodities investments;

         Other Investment and Activities

                 to engage in any other type of asset investment which is made in furtherance of the Company's objectives, policies and purposes as stated in Section 2.3 of the Operating Agreement and as stated herein and, where required, a Majority-in-Interest
Vote of the Members after having received approval by a Majority Vote of the Managers;

                 to exercise all rights, powers and privileges of ownership or interest in all Securities included in the Company's Assets, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such Securities;

                 to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers;

                 to invest in obligations maturing after the Termination Date of the
Company, and to invest in any and all investments without being limited by laws limiting investments which may be made by fiduciaries; and

                 not to engage in any investment prohibited by
Section 4.13 of the
Operating Agreement.

         Investment Approval Limits

                 not to become obligated to any investment course of action that would commit over $10,000 of the Company's funds without express prior approval thereof by the Managers by Majority Vote.

                   SCHEDULE C - Initial Officers


John P. Grayken              President and Treasurer



Chris W. Mahowald                Vice President and Assistant
                                 Secretary



Ellis Short                  Vice President and Assistant Secretary



Robert H. Gidel              Vice President and Secretary

                           EXHIBIT K

               FORM OF ADMINISTRATION AGREEMENT

             WHITEROCK PORFOLIO INVESTORS, L.L.C.
                   ADMINISTRATION AGREEMENT

       ADMINISTRATION AGREEMENT made as of the 22nd day of December,
1995 between WhiteRock Porfolio Investors, L.L.C., a Delaware limited liability company ("Company"), and Brazos GenPar, Inc., a Delaware corporation
("Administrator").

                     W I T N E S S E T H:

       WHEREAS the Company was formed as a limited liability company on
September 29, 1995;

       WHEREAS, the Company is registered as a
non-diversified, closed-end
investment company under the Investment Company Act of 1940, as amended (the
"Investment Company Act");

       WHEREAS, the Company desires to retain the Administrator to perform administrative and other services for the Company;

       NOW, THEREFORE, in consideration of the promises and covenants set forth herein, the parties hereto agree as follows:

1. The Company hereby appoints the Administrator to provide the services set forth below, subject to the overall supervision of the Board of Managers of the
   Company ("Managers"), for the period and on the terms set forth in this
   Agreement. The Administrator hereby accepts such appointment and agrees during such period to render the services herein described and to assume the obligations herein set forth.

2. Subject to the supervision of the Managers and Officers of the Company, the
   Administrator shall provide the following services with respect to the Company:

   a. Maintain the books and records of the Company in a manner that is fully consistent with the provisions of the Investment
       Company Act;

   b. Prepare the Company's federal, state and local income tax returns for review by the Company's independent accountants and for filing by the
       Company;

   c. On behalf of the Company, prepare and make all filings required to be sent to the Securities and Exchange Commission, to any state or other regulatory authorities, and to members of the Company;

   d. Make such reports and recommendations to the Managers concerning the performance of the Company's independent accountants as the Managers may reasonably request or deem appropriate;

   e. Perform transfer agent, dividend disbursement agent, and registrar functions for the Company. The Administrator shall, pursuant to Section
       16.1 and 16.2 of the Company's Limited Liability
       Agreement ("Operating
       Agreement"), name and engage the depository bank for the Company;

   f. Arrange for the bond referenced in Section 16.5 of the Operating
       Agreement, to the extent required by  the Investment
       Company Act;

   g. Appoint any agent to the perform some or all of the foregoing functions as the Administrator may deem necessary or appropriate.

   All services are to be furnished through the medium of any officers or employees of the Administrator as the Administrator deems appropriate in order to fulfill its obligations hereunder. Certain details of the scope of the
   Administrator's services hereunder shall be documented in the Company's
   Compliance Manual, which will outline the Company's administrative requirements as consistent with this Agreement and the Operating Agreement.

   The Administrator shall be responsible for the performance of only such duties as are set forth in this Agreement and in no event shall be responsible for providing investment advice to the Company.

3. For performing the services described in this Agreement, the Administrator shall receive an annual fee equal to 0.15% of the aggregate cost of Company assets being administered, reduced by any distributions of capital made with respect to such assets). Such fee, however, will be waived with respect to any investments the Company makes in entities affiliated with the Administrator (or entities affiliated with such affiliates of the Administrator), including any investments the Company makes or has made in Brazos Fund, L.P.

4. a. The Administrator shall not be liable for any loss or damage resulting from the performance or non-performance of its duties hereunder unless directly caused by or resulting from willful misfeasance, bad faith or gross negligence of the Administrator, its officers or employees or from the reckless disregard by any such persons of the administrative duties described in this Agreement.

   b. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its members in connection with the performance of its duties under this Agreement, except as provided in subparagraph (a) of Section 4 of this Agreement.

5. Subject to the provisions of Article 11 of the Operating
   Agreement, the
   Company shall indemnify and hold harmless the Administrator from all loss, cost, damage and expense, including expenses for counsel, reasonably incurred by it resulting from any claim, demand, action or suit brought as a result of its acting upon any instructions from the Board of Managers of the Company.

6. a. This Agreement shall continue in effect unless terminated as herein provided.

   b. This Agreement may be terminated by either party hereto without penalty at any time upon not less than 90 days prior written notice to the other party.

7. The services the Administrator shall provide to the Company under this
   Agreement are not exclusive to the Company. Accordingly, the Administrator, consistent with its duties hereunder, may engage in any other business or render services of any kind to any other corporation, firm, individual or association.

8. This Agreement may be amended by mutual written consent.

9. Any notice or other communication required to be given pursuant to this
   Agreement shall be deemed to be given if delivered or mailed by registered mail, postage prepaid, to the following addresses:

   a.  Administrator
       600 East Las Colinas Boulevard,
       Suite 460
       Irving, Texas  75039

   b.  Company
       700 N.E. Multnomah
       Suite 1600
       Portland, Oregon  97232-4116

10. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the services to be provided by the Administrator hereunder.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without reference to choice of law principles and in accordance with the Investment Company Act. In the case of any conflict, the
       Investment Company Act shall control.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

               WHITEROCK PORFOLIO INVESTORS, L.L.C.

               By:__________________________
                   Robert H. Gidel
               Its: Vice President

               BRAZOS GENPAR, INC.

               By: __________________________
                   John P. Grayken
               Its: President

                           EXHIBIT P

                  Form of Admission Agreement



                            [Date]

WhiteRock Portfolio Investors, L.L.C.
600 East Las Colinas Boulevard, Suite 460
Irving, Texas  75039


Dear [   ]:

       The undersigned, ______________, hereby requests admission as a Member of WhiteRock Portfolio Investors, L.L.C., a limited liability company (the "Company") pursuant to the terms stated herein. The undersigned acknowledges that the undersigned has read and understands the Limited Liability Company Agreement for the Company, dated _______, 1995 (the "Operating Agreement") and, if admitted, agrees to abide by its terms and conditions. (All capitalized terms used but not otherwise defined in this letter shall have the meanings assigned to them in the
Operating Agreement.)

       The undersigned understands that acceptance as a Member of the
Company requires it to meet certain qualifications specified in the Operating
Agreement. In this regard, the undersigned hereby represents that:

    (1) the undersigned is an "accredited investor" within the meaning of Section
           501(a) of Regulation D under the Securities Act of
           1933, as amended (the
           "1933 Act"), because the undersigned is:

   (Check all boxes in ^ (1) that apply, if any.)

   [__]    (a) a bank as defined in Section 3(a)(2) of the
               1933 Act, or a savings
               and loan association or other institution as defined in Section
               3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section
               15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(a)(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (the "1940
               Act") or a business development company as defined in Section
               2(a)(48) of that Act; a Small Business
               Investment Company licensed
               by the U.S. Small Business Administration under
               Section 301(c) or
               (d) of the Small Business Investment Act of
               1958; a plan established
               and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5 million;
               an employee benefit plan within the meaning of the Employee
               Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section

           3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

   [__]    (b) a private business development company as
               defined in Section
               202(a)(22) of the Investment Advisers Act of
               1940;

   [__]    (c) an organization described in Section 501(c)(3)
               of the Internal
               Revenue Code, a corporation, Massachusetts business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5 million;

   [__]    (d) a Manager or executive Officer of the Company;

   [__]    (e) a natural person whose individual net worth, or
               joint net worth with
               [his][her] spouse, at the time of purchase exceeds $1 million;

   [__]    (f) a natural person who had an individual income
               in excess of
               $200,000 in each of the two most recent years or joint income with
               [his][her] spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

   [__]    (g) a trust, with total assets in excess of $5
               million, not formed for the
               specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section
               506(b)(2)(ii) of Regulation D under the 1933
               Act; or

   [__]    (h) an entity in which all of the equity owners are
               accredited investors;


                   OR

(You must be able to check box (2) if none of the subsections in ^ (1) were applicable to you.)

[__]   (2) the undersigned is not an "accredited investor"
           within the meaning
           of Section 501(a) of Regulation D under the 1933 Act but the undersigned or his or her authorized representative: (a) has the degree of knowledge or experience in financial and business matters needed to enable him or her or, as applicable, his or her representative, to evaluate the merits and risks of owning an interest in the Company, and (b) has access to all of the information that would otherwise be available to such person if the offering of interests in the Company were registered under the 1933 Act;

                   AND

   (3) the undersigned has provided to the Managers of the Company all of the information requested to determine whether the undersigned or such person's authorized representative satisfies the conditions stated in (1) or
       (2) above.

       The undersigned further understands that as a Member, the undersigned must comply with all of the terms and conditions of the Operating Agreement, including the following:

   (1) An undertaking not to resell or otherwise Transfer the undersigned's interest in the Company unless such resale or Transfer has first been approved unanimously by the Board of Managers of the Company;

   (2) An acknowledgment that the offering of Ownership
       Interests in the
       Company has not been registered under the 1933 Act, and that the undersigned will be deemed to have made certain representations as a
       Member as set forth in more detail in Section 5.4 of the Operating
       Agreement;

   (3) An acknowledgement that pursuant to Article XII of the Agreement, each
       Member irrevocably grants a limited Power of Attorney to the Managers for various purposes set forth therein.

       The undersigned further understands that the undersigned, if accepted by the Managers, will become a Member of the Company upon the latest to occur of the following:

   (1) The date of acceptance of this Letter Agreement, which may be withheld in the sole and absolute discretion of the Managers; or

   (2) The date a Capital Contribution is made with respect to the undersigned's
       Ownership Interest in the Company; or

   (3) The date the Capital Contribution, the number of ownership Units issued with respect thereto, the remaining Capital Commitment
       (if applicable),
       and the undersigned's status as a Member, have been duly reflected on the books and records of the Company.

       The undersigned understands and agrees that this request to be admitted as a Member pursuant to the terms hereof and of the Operating Agreement shall be irrevocable for a period of 60 days from the date of this letter. If the Managers of the Company on its behalf accept the request for admission made herein, they shall promptly return one copy of this letter to the undersigned or its representative, but the undersigned shall not become a Member until all of the terms and conditions stated herein and in the Operating Agreement have been complied with.

   (Check any additional boxes that apply and fill in the amounts of the blanks below.)


NUMBER OF UNITS, IF ANY, TO BE REGISTERED IMMEDIATELY IN THE
NAME
OF THE UNDERSIGNED BY TRANSFER FROM AN EXISTING MEMBER, WITHOUT
ADDITIONAL CAPITAL CONTRIBUTIONS IN RESPECT THEREOF:

   _______ (_________________)

   [ ] If the blank above is filled in, a true and correct copy of the documentation evidencing the gift or transfer of the number of Units indicated is attached.

REMAINING CAPITAL COMMITMENT, IF ANY, OF THE UNDERSIGNED TO PURCHASE ADDITIONAL UNITS, WHICH CAPITAL COMMITMENT SHALL BE SATISFIED ON THE CLOSING DATES SPECIFIED BELOW OR REMAIN SUBJECT
TO CAPITAL CALL BY THE COMPANY ON ONE OR MORE ADDITIONAL DATES PRIOR TO THE END OF THE TERM OF THE COMPANY TO BE SPECIFIED PURSUANT TO THE TERMS OF THE OPERATING AGREEMENT:

       TOTAL REMAINING COMMITMENT          $____________.

       AMOUNT INITIALLY DUE ON ____, 19_:  $_____________.


                           Sincerely,


                           _________________

                   Address:    __________________
                           __________________

ACCEPTED AND AGREED:

       The Board of Managers of WhiteRock Portfolio Investors, L.L.C. have voted unanimously to accept the signatory above as a Member of the Company pursuant to the terms set forth above. In deciding to accept such signatory as a Member, the
Managers have reasonably relied on the representations contained in this Letter
Agreement, among others contained in the Operating Agreement, and have made all reasonable efforts to ensure their accuracy.


                       By: _________________
                           Its: Manager

                       By: _________________
                           Its: Manager

                       By: _________________
                           Its: Manager